                                                                     EXHIBIT 4.1

                             MASTER TRUST INDENTURE


                                     between


                        NELLIE MAE EDUCATION LOAN TRUST,
                                    as Issuer

                                       and




                      STATE STREET BANK AND TRUST COMPANY,
                              as Indenture Trustee




                            Dated as of June 1, 1996

                              CROSS-REFERENCE TABLE

TIA                                                                                                       Indenture
Section                                                                                                     Section
- -------                                                                                                     -------
310      (a)(1)..................................................................................              6.11
         (a)(2)..................................................................................              6.11
         (a)(3)..................................................................................              6.10
         (a)(4)..................................................................................    Not Applicable
         (a)(5)..................................................................................              6.11
         (b).....................................................................................         6.8; 6.11
         (c).....................................................................................    Not Applicable
311      (a).....................................................................................              6.12
         (b).....................................................................................              6.12
         (c).....................................................................................    Not Applicable
312      (a).....................................................................................       8.1; 8.2(a)
         (b).....................................................................................            8.2(b)
         (c).....................................................................................            8.2(c)
313      (a).....................................................................................               6.6
         (b).....................................................................................               6.6
         (c).....................................................................................              11.5
         (d).....................................................................................               6.6
314      (a).....................................................................................         5.12; 8.3
         (b).....................................................................................              5.10
         (c).....................................................................................       2.13; 10.1;
                                                                                                              11.10
         (d).....................................................................................       2.13; 11.10
         (e).....................................................................................             11.10
         (f).....................................................................................    Not Applicable
315      (a).....................................................................................          6.1; 6.2
         (b).....................................................................................               6.5
         (c).....................................................................................               6.1
         (d).....................................................................................               6.1
         (e).....................................................................................               7.9
316      (a)(1)(A)...............................................................................               7.8
         (a)(1)(B)...............................................................................               7.6
         (a)(2)..................................................................................    Not Applicable
         (b).....................................................................................              7.10
         (c).....................................................................................               1.1
317      (a).....................................................................................               7.3
         (b).....................................................................................               5.9
318      (a).....................................................................................             11.12
         (c).....................................................................................             11.12

- -------------
This table shall not be deemed to be a part of this Indenture.

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1.        Definitions and Usage..........................................................      1
         SECTION 1.2.        Incorporation by Reference of Trust Indenture Act..............................      1

                                    ARTICLE 2

                                    THE NOTES

         SECTION 2.1.        Authorization..................................................................      2
         SECTION 2.2.        Form...........................................................................      2
         SECTION 2.3.        Execution and Authentication of Notes..........................................      2
         SECTION 2.4.        Notes Issuable in Series and Classes; General Provisions with
                             Respect to Principal and Interest Payments.....................................      3
         SECTION 2.5.        Denominations..................................................................      3
         SECTION 2.6.        Books of Registry..............................................................      3
         SECTION 2.7.        Transfer of Notes; Exchange of Notes...........................................      3
         SECTION 2.8.        Mutilated, Lost, Stolen or Destroyed Notes.....................................      4
         SECTION 2.9.        Disposition and Destruction of Notes...........................................      5
         SECTION 2.10.       Temporary Notes................................................................      5
         SECTION 2.11.       Execution and Delivery of Notes................................................      6
         SECTION 2.12.       Book-Entry System for Notes....................................................      8
         SECTION 2.13.       Payment of Principal and Interest..............................................     10
         SECTION 2.14.       Release of Collateral..........................................................     11
         SECTION 2.15.       No Listing on Securities Market................................................     11


                                    ARTICLE 3

                     PAYMENT OF THE NOTES PRIOR TO MATURITY

         SECTION 3.1.        Payment of the Notes Prior to Maturity.........................................     11


                                    ARTICLE 4

                           DISPOSITION OF PROCEEDS; ESTABLISHMENT OF FUNDS AND ACCOUNTS;

                             APPLICATION OF REVENUES

         SECTION 4.1.        Disposition of Proceeds........................................................     12
         SECTION 4.2.        Debt Service Reserve Fund......................................................     13
         SECTION 4.3.        Student Loan Acquisition Fund..................................................     13
         SECTION 4.4.        Student Loan Portfolio Fund....................................................     14
         SECTION 4.5.        Revenue Fund...................................................................     15
         SECTION 4.6.        Note Fund......................................................................     16
         SECTION 4.7.        Services Fund..................................................................     17
         SECTION 4.8.        Pledge.........................................................................     18
         SECTION 4.9.        Investments....................................................................     18
         SECTION 4.10.       Termination....................................................................     19

                                                                                                                Page
                                                                                                                ----
                                    ARTICLE 5

                            COVENANTS TO SECURE NOTE
         SECTION 5.1.        Performance of Covenants; the Issuer.............................................   19
         SECTION 5.2.        Instruments of Further Assurance.................................................   19
         SECTION 5.3.        Recording and Filing.............................................................   20
         SECTION 5.4.        Compliance with and Enforcement of Financed Loans, Servicing
                             Agreement, Custody Agreement, Sales Agreement and Administration

                             Agreement........................................................................   20
         SECTION 5.5.        Repurchase of Financed Loans.....................................................   20
         SECTION 5.6.        Issuer Status....................................................................   20
         SECTION 5.7.        Statements by Issuer Regarding Financed Loans and Other Matters..................   20
         SECTION 5.8.        Maintenance of Office or Agency..................................................   20
         SECTION 5.9.        Money for Payments To Be Held in Trust...........................................   21
         SECTION 5.10.       Opinions as to Indenture Trust Estate............................................   21
         SECTION 5.11.       Restricted Payments..............................................................   22
         SECTION 5.12.       Annual Statement as to Compliance................................................   22
         SECTION 5.13.       No Other Business................................................................   22
         SECTION 5.14.       No Borrowing.....................................................................   22
         SECTION 5.15.       Capital Expenditures.............................................................   22
         SECTION 5.16.       Guarantees, Loans, Advances and Other Liabilities................................   22
         SECTION 5.17.       Servicing of Financed Loans......................................................   23


                                    ARTICLE 6

                        CONCERNING THE INDENTURE TRUSTEE

         SECTION 6.1.        Duties of Indenture Trustee......................................................   23
         SECTION 6.2.        Rights of Indenture Trustee......................................................   24
         SECTION 6.3.        Individual Rights of Indenture Trustee...........................................   24
         SECTION 6.4.        Indenture Trustee's Disclaimer...................................................   24
         SECTION 6.5.        Notice of Defaults...............................................................   24
         SECTION 6.6.        Reports by Indenture Trustee to Noteholders......................................   25
         SECTION 6.7.        Compensation and Indemnity.......................................................   25
         SECTION 6.8.        Replacement of Indenture Trustee.................................................   26
         SECTION 6.9.        Successor Indenture Trustee by Merger............................................   26
         SECTION 6.10.       Appointment of Co-Trustee or Separate Owner Trustee..............................   27
         SECTION 6.11.       Eligibility; Disqualification....................................................   28
         SECTION 6.12.       Preferential Collection of Claims Against Issuer.................................   28
         SECTION 6.13.       Statements by Indenture Trustee of Funds and Accounts and
                             Other Matters....................................................................   28

                                                                                                                Page
                                                                                                                ----
                                    ARTICLE 7

                              DEFAULTS AND REMEDIES
         SECTION 7.1.        Events of Default................................................................   28
         SECTION 7.2.        Application of Moneys............................................................   29
         SECTION 7.3.        Suits at Law or in Equity; Direction of Action by Holders........................   31
         SECTION 7.4.        Suits by Individual Holders......................................................   32
         SECTION 7.5.        Remedies Not Exclusive...........................................................   32
         SECTION 7.6.        Waivers of Default...............................................................   32
         SECTION 7.7.        Notice of Events of Default......................................................   33
         SECTION 7.8.        Control by Noteholders...........................................................   33
         SECTION 7.9.        Undertaking for Costs............................................................   33
         SECTION 7.10.       Unconditional Rights of Noteholders To Receive Principal and
                             Interest.........................................................................   33

                                    ARTICLE 8

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 8.1.        Issuer to Furnish Indenture Trustee Names and Addresses
                             of Noteholders...................................................................   34
         SECTION 8.2.        Preservation of Information; Communications to Noteholders.......................   34
         SECTION 8.3.        Reports by Issuer................................................................   34


                                    ARTICLE 9

                     AMENDING AND SUPPLEMENTING OF INDENTURE

         SECTION 9.1.        Amending and Supplementing of Indenture Without Consent

                             of Noteholders...................................................................   35
         SECTION 9.2.        Amendment of Indenture with Consent of Holders...................................   37
         SECTION 9.3.        Execution of Supplemental Indentures.............................................   38
         SECTION 9.4.        Effect of Supplemental Indenture.................................................   38
         SECTION 9.5.        Conformity with Trust Indenture Act..............................................   38
         SECTION 9.6.        Reference in Notes to Supplemental Indentures....................................   38


                                   ARTICLE 10

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                  SUBSTITUTION AND RELEASE OF INDENTURE ESTATE

         SECTION 10.1.       Satisfaction and Discharge of Indenture..........................................   39
         SECTION 10.2.       Application of Trust Money.......................................................   39
         SECTION 10.3.       Repayment of Moneys Held by Paying Agent.........................................   40
         SECTION 10.4.       Substitution and Release of Indenture Trust Estate...............................   40

                                                                                                                Page
                                                                                                                ----
         SECTION 10.5.       Opinion of Counsel...............................................................   40
         SECTION 10.6.       Notes Not Presented for Payment When Due; Moneys Held for
                             the Notes after Due Date Thereof.................................................   41

                                   ARTICLE 11

                                  MISCELLANEOUS

         SECTION 11.1.       Benefits of Indenture............................................................   41
         SECTION 11.2.       Indenture Binding Upon Successors or Assigns of the Issuer.......................   41
         SECTION 11.3.       Effect of Legal Holidays.........................................................   41
         SECTION 11.4.       Partial Invalidity...............................................................   41
         SECTION 11.5.       Notices; Notice to Shareholders; Waiver..........................................   42
         SECTION 11.6.       Governing Law....................................................................   42
         SECTION 11.7.       Effect of Article and Section Headings and Table of Contents.....................   42
         SECTION 11.8.       Suspension of Mail...............................................................   43
         SECTION 11.9.       Execution Counterparts...........................................................   43
         SECTION 11.10.      Compliance Certificates and Opinions, etc........................................   43
         SECTION 11.11.      Form of Documents Delivered to Indenture Trustee.................................   44
         SECTION 11.12.      Conflict with Trust Indenture Act................................................   45
         SECTION 11.13.      Recording of Indenture...........................................................   45
         SECTION 11.14.      Trust Obligations................................................................   45
         SECTION 11.15.      No Petition......................................................................   45
         SECTION 11.16.      Usury............................................................................   45


                                    EXHIBITS

         A - Definitions
         B - Form of Note
         C - Certificate of Financed Loans
         D - Form of Monthly Statements

                             MASTER TRUST INDENTURE

         THIS MASTER TRUST INDENTURE has been made and entered into as of June 1, 1996 by and between the NELLIE MAE EDUCATION LOAN TRUST, a Massachusetts business trust (the "Issuer" or the "Trust"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee and not in its individual capacity (the "Indenture Trustee").

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for one or more series (each, a "Series") of its Notes (the "Notes"), issuable as provided in this Indenture. Each Series of such Notes will be issued only under a separate supplement (a "Terms Supplement") to this Indenture duly executed and delivered by the Issuer and the Indenture Trustee and limited to the amount therein described. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes. The Issuer is entering into this Indenture and the Indenture Trustee is accepting the trusts created hereby for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All conditions precedent to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                    ARTICLE 1

                              DEFINITIONS AND USAGE

         SECTION 1.1. DEFINITIONS AND USAGE. Unless the context shall clearly indicate some other meaning or may otherwise require, capitalized terms used but not defined herein are defined in Exhibit A hereto (as supplemented to the extent indicated therein, by the provisions of the Terms Supplement for a particular Series), which also contains rules as to construction and usage that are applicable herein.

         SECTION 1.2. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means, if requested in writing by the Administrator, this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                    ARTICLE 2

                                    THE NOTES

         SECTION 2.1. AUTHORIZATION. There is hereby authorized the borrowing of funds, and to evidence such borrowings there is hereby authorized to be issued from time to time, without limitation, one or more Series, each of which Series may consist of one or more Classes, of Notes which shall be designated generally as the "Asset-Backed Notes" of the Issuer, with such further particular designations added or incorporated in such title for the Notes of any particular Series or Class as the Issuer may determine.

         SECTION 2.2. FORM. The Notes and the Indenture Trustee's certificate of authentication shall be issued in fully registered form in substantially the form set forth in Exhibit B, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any Terms Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit B are part of the terms of this Indenture.

         SECTION 2.3. EXECUTION AND AUTHENTICATION OF NOTES. After their authorization by a Terms Supplement, the Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be by manual or facsimile. The Notes shall be authenticated by the manual signature of an authorized officer of the Authenticating Agent.

         Only such of the Notes as shall bear thereon a certificate of authentication and registration substantially in the form set forth in Exhibit B hereto, manually executed by an authorized officer of the Authenticating Agent, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of authentication shall be conclusive evidence that the Notes so authenticated have been duly executed, authenticated, delivered and issued hereunder and are entitled to the benefits of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture and after authorization by a Term Supplement, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

         In case any person who shall have executed, authenticated or registered any of the Notes, whether manually or by facsimile, shall die or cease to be the person authorized to execute, authenticate or register the Notes before the Notes so executed, authenticated or registered by such person shall have been actually issued and delivered, such Notes shall be valid nevertheless, and may be issued with the same effect as though the person who had so executed, authenticated or registered such Notes had not died or ceased to be such authorized person.

         SECTION 2.4. NOTES ISSUABLE IN SERIES AND CLASSES; GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS. The Notes may be issued in one or more Series, each of which Series may consist of only one Class of Notes or may be divided into two or more Classes, and shall be designated generally as the "Asset-Backed Notes" of the Issuer, with such further particular designations added or incorporated in such title for the Notes of any particular Series or Class as the Issuer may determine.

         If a Series of Notes includes more than one Class, the Classes of Notes of such Series shall mature sequentially unless otherwise provided in the related Terms Supplement. The principal of each Note within a Class shall be due on such Maturity Date applicable to such Class as shall be specified in the related Terms Supplement. The principal of each Note shall be payable on the related Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or otherwise.

         Unless otherwise provided in the related Terms Supplement, no payments of principal of any Class of Notes of a Series shall be made until payment of the entire principal amount of all Outstanding Notes of such Series, if any, with an earlier Maturity Date has been made. Payments of principal of a Class of Notes of a Series shall be made pro rata among all Outstanding Notes of such Class, without preference or priority of any kind.

         Unless otherwise provided in the Terms Supplement, all payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. Unless otherwise provided in the related Terms Supplement, all computations of interest accrued on any Note shall be made on the basis of the actual number of days elapsed in each applicable Interest Period divided by 360.

         Payments of principal of and interest on each Note shall be made by the Indenture Trustee from its Principal Corporate Trust Operations Office in lawful money of the United States, and payment of interest of each Note shall, if the Holder thereof holds $1,000,000 or more in aggregate principal amount of Notes, be made by the deposit or wire transfer of immediately available funds to the credit of an account located within the United States specified by such Holder in duly executed instructions, with signature guaranteed in a manner satisfactory to the Indenture Trustee, delivered to the Indenture Trustee no less than ten (10) Business Days prior to the first Distribution Date for which such deposit or wire transfer of payment of interest is to be effective. If such instructions are not delivered to the Indenture Trustee by the Holder of $1,000,000 or more in aggregate principal amount of Notes in accordance with this paragraph, and for all other Holders, payment of interest shall be made by check mailed on the applicable Distribution Date to the Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to
Section 2.6 hereof. Notwithstanding the foregoing and except for the Notes held in book-entry only form pursuant to Section 2.12 hereof, no payment of principal shall be made on any Note unless and until such Note is delivered to the Indenture Trustee for cancellation; and no payment of interest due on any Distribution Date shall be made on any Note except to the person whose name appears on the books of registry maintained by the Indenture Trustee as the Holder thereof as of the close of business on the Record Date. Wire transfers to a Holder made pursuant to this Section 2.4 shall be made without expense to such Holder.

         SECTION 2.5. DENOMINATIONS. The Notes shall be issuable only as registered Notes in the Authorized Denominations prescribed by the terms of the Terms Supplement creating the particular Series.

         SECTION 2.6. BOOKS OF REGISTRY. At all times while any Note remains Outstanding, the Issuer shall cause to be kept books of registry (the "Note Register") for the registration and transfer of

Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of the registration of Notes and the registration of transfers of Notes. Upon presentation of any Notes to the Indenture Trustee or at the Office of the Authenticating Agent, the Indenture Trustee shall transfer, or the Authenticating Agent shall cause the Indenture Trustee to transfer, as the case may be, under such reasonable regulations as the Indenture Trustee may prescribe, such Notes on such Note Register. Such Note Register shall at all reasonable times be open for inspection by the Issuer or its duly authorized agents or representatives. Upon the resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of maintaining the Note Register.

         The Issuer, the Indenture Trustee and the Authenticating Agent may treat the registered owner of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes whatsoever and the Issuer, the Indenture Trustee and the Authenticating Agent shall not be affected by any notice to the contrary.

         SECTION 2.7. TRANSFER OF NOTES; EXCHANGE OF NOTES. Any Note may be transferred upon the Note Register maintained pursuant to Section 2.6 hereof, by the person in whose name it is registered, in person or by its duly authorized attorney, upon surrender of such Note to the Indenture Trustee for cancellation, accompanied by a written instrument of transfer in the form set forth in Exhibit B hereto duly executed by the registered owner in person or by its duly authorized attorney, with signatures guaranteed, in a manner satisfactory to the Indenture Trustee.

         Whenever any Note shall be surrendered for transfer, the Issuer shall execute and the Authenticating Agent shall authenticate and deliver, at the Principal Corporate Trust Operations Office of the Indenture Trustee or at the Office of the Authenticating Agent (or send by first class mail to the new Noteholder or Noteholders at the new Noteholder's request, risk and expense), registered in the name or names of the transferee or transferees, a new duly executed Note or (to the extent of Authorized Denominations) two or more new duly executed Notes of the same date, Series, Class and aggregate principal amount, and bearing interest at the same rate, as the Note being surrendered.

         To the extent of Authorized Denominations, any Note or Notes may be surrendered and exchanged at the Principal Corporate Trust Operations Office of the Indenture Trustee or at the Office of the Authenticating Agent for a Note or Notes of the same date, Class and Series, bearing interest at the same rate and of like aggregate principal amount. The Issuer shall execute and the Authenticating Agent shall authenticate and deliver the Notes issued upon such exchange and shall deliver the same at the Principal Corporate Trust Operations Office of the Indenture Trustee or at the Office of the Authenticating Agent (or send the same by first class mail to the Noteholder at the new Noteholder's request, risk and expense).

         All exchanges and transfers of Notes pursuant to this Section 2.7 shall be made without expense to the Noteholder, except that the Indenture Trustee or the Authenticating Agent shall require the payment by the Noteholder requesting such transfer or exchange of any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange.

         All Notes surrendered pursuant to this Section 2.7 shall be cancelled.

         SECTION 2.8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. In case any Note shall at any time become mutilated in whole or in part, or is destroyed, lost or stolen, the Issuer shall cause to be executed and delivered at the Principal Corporate Trust Operations Office of the Indenture Trustee or at the Office of the Authenticating Agent (or send by first class mail to the Noteholder thereof at the Noteholder's request, risk and expense), a new Note of the same date, Class, Series and bearing interest at the same rate and of like principal amount as the Note so mutilated, destroyed, lost or stolen, in exchange and substitution for and upon the surrender for cancellation of such mutilated Note, or in lieu of or in substitution for such destroyed, lost or stolen Note. In any such event the applicant for the issuance of a substitute Note shall file with the Indenture Trustee or the Authenticating Agent evidence or proof satisfactory to the Indenture Trustee or the Authenticating Agent, as the case may be, of the mutilation, destruction, loss or theft of the original Note, and proof of ownership thereof, shall furnish the Issuer, the Indenture Trustee and the Authenticating Agent with security and indemnity satisfactory to the Issuer, the Indenture Trustee and the Authenticating Agent, and shall comply with such other reasonable rules as the Issuer, the Indenture Trustee or the Authenticating Agent may prescribe. Any duplicate Note issued under the provisions of this
Section 2.8 in exchange and substitution for any mutilated Note or in substitution for any allegedly destroyed, lost or stolen Note, shall be entitled to the identical benefits under this Indenture as was the original Note in lieu of which such duplicate Note is issued. Neither the Issuer nor the Indenture Trustee shall be required to treat both the original Note and any duplicate Note as being Outstanding for the purpose of determining the principal amount of Notes Outstanding hereunder, but both the original and duplicate Note shall be treated as one and the same.

         Notwithstanding the foregoing provisions of this Section 2.8 as to the issuance of duplicate or replacement Notes, if any such mutilated, destroyed, lost or stolen Note has matured, at the option of the Issuer or the Indenture Trustee, payment of the amount due thereon may be made without the issuance of any duplicate or replacement Note upon receipt of like evidence, indemnity, security and expenses and the surrender for cancellation of any such mutilated, destroyed, lost or stolen Note and upon such other conditions as the Issuer or the Indenture Trustee may prescribe.

         All mutilated Notes surrendered to the Indenture Trustee or the Authenticating Agent for substitution for new Notes pursuant to this Section 2.8 shall be cancelled by the Indenture Trustee or the Authenticating Agent. The Authenticating Agent shall deliver any such cancelled Notes to the Indenture Trustee.

         All expenses incurred by the Issuer, the Indenture Trustee or the Authenticating Agent for providing any duplicate or replacement Note shall be paid by the Noteholder.

         SECTION 2.9. DISPOSITION AND DESTRUCTION OF NOTES. All Notes surrendered to the Indenture Trustee for payment, or surrendered to the Indenture Trustee for transfer or exchange in accordance with Section 2.7 hereof, or surrendered to the Indenture Trustee or the Authenticating Agent for substitution in accordance with Section 2.8 hereof, shall be cancelled by the Indenture Trustee or the Authenticating Agent upon such payment, transfer, exchange or substitution, as the case may be.

         Whenever in this Indenture provision is made for the cancellation of any Notes, the cancelled Notes shall be delivered by the Indenture Trustee to the Issuer or as the Issuer may direct. Upon the written request of the Issuer, the Indenture Trustee may, however, in lieu of such cancellation and delivery, destroy such Notes to the extent permitted by law. If the Indenture Trustee shall destroy any Notes, it shall deliver a certificate of such destruction to the Issuer at least annually.

         SECTION 2.10. TEMPORARY NOTES. Until definitive Notes are prepared, the Issuer may execute and deliver, in lieu of definitive Notes, but subject to the same provisions, limitations and conditions as the definitive Notes, except as to the exchangeability, one or more temporary Notes, substantially of the tenor of the definitive Notes in lieu of which such temporary Notes are issued, in Authorized Denominations, and with such omissions, insertions and variations as may be appropriate to temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and security as definitive Notes issued pursuant to this Indenture. All temporary Notes surrendered in exchange for definitive Notes shall be forthwith cancelled by the Indenture Trustee.

         SECTION 2.11. EXECUTION AND DELIVERY OF NOTES. Upon execution and delivery of the related Terms Supplement, the Issuer shall execute and deliver to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon receipt by the Indenture Trustee of the following:

                  (a) an Issuer Order authorizing the execution, authentication and delivery of such Notes by the Issuer and specifying the Series, the Classes within such Series, the Maturity Date of each Class, the principal amount and the Interest Rate applicable to each Class and the method of determining such Interest Rate of each Class of such Notes to be authenticated and delivered;

                  (b) in case the Notes to be authenticated and delivered are of any Series not theretofore created, an appropriate Terms Supplement, accompanied by an Issuer Order authorizing such Terms Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, authorizing this Indenture), designating the new Series to be created and prescribing, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Notes of such Series;

                  (c) Opinions of Counsel addressed to the Indenture Trustee complying with the requirements of Section 11.10 and to the effect that:

                                  (i) all instruments furnished to the Indenture
                  Trustee in connection with such Notes conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate and deliver such Notes;

                                 (ii) all conditions precedent provided for
                  in this Indenture relating to the authentication and delivery of such Notes have been complied with;

                                (iii) the Trust Agreement authorizes the Issuer
                  to execute and deliver the Terms Supplement relating to such Notes (and, in the case of the first Series to be authenticated and delivered hereunder, this Indenture), and to issue such Notes, and the Issuer has duly taken all necessary action under the Trust Agreement for those purposes;

                                 (iv) the Issuer is a Massachusetts business
                  trust and the issuance of such Notes is in conformity with the terms of and duly authorized by the Trust Agreement;

                                  (v) assuming due execution and delivery
                  thereof by the Indenture Trustee, this Indenture and the related Terms Supplement, as executed and delivered by the Issuer, are the valid, legal and binding obligations of the Issuer, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel need express no opinion with respect to the availability of equitable remedies, and the execution of such Terms Supplement is authorized or permitted by Section 9.1 of this Indenture;

                                 (vi) such Notes, when issued, delivered,
                  authenticated and paid for, will be the valid, legal and binding obligations of the Issuer, entitled to the benefits of this Indenture and the related Terms Supplement, equally and ratably with all other Notes of such Series, if any, theretofore issued, authenticated, delivered and paid for and then Outstanding hereunder, and enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel need express no opinion with respect to the availability of equitable remedies;

                                (vii) the Issuer has granted to the Indenture
                  Trustee a lien and first perfected security interest in all of its right, title and interest in each such Financed Loan;

                               (viii) the Trust Agreement authorizes the Issuer
                  to grant the Indenture Trust Estate to the Indenture Trustee as security for the Notes of such Series and all previously issued and Outstanding Series and the Issuer has taken all necessary action under the Trust Agreement to grant the Indenture Trust Estate to the Indenture Trustee;

                                 (ix) the Terms Supplement delivered to the
                  Indenture Trustee with such Opinion of Counsel subjects the Financed Loans securing such Series and all previously issued and Outstanding Series and all proceeds therefrom and the Trust Accounts or Funds for such Series and all previously issued and Outstanding Series to the lien and security interest of this Indenture;

                                  (x) such action has been taken with respect to
                  delivery of possession of the Indenture Trust Estate and with respect to the recording and filing of this Indenture, the Terms Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements as is necessary to perfect a security interest in the Indenture Trust Estate for such Series and all previously issued and Outstanding Series, with either the details of such action being recited therein, or the absence of any such action being necessary to make such lien and security interest effective being stated therein; and, with any recording, filing, rerecording and re-filing of this Indenture, the Terms Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and any execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest created by this Indenture and the related Terms Supplements in the Indenture Trust Estate for such Series and all previously issued and Outstanding Series until March 15 of the year in which the first Opinion of Counsel with respect to such Series is required to be delivered under Section 5.10 being described therein;

                                 (xi) this Indenture and the Terms Supplement
                  for such Series have been duly qualified under the TIA, or that no qualification of such Terms Supplement under the TIA is necessary; the execution of the Terms Supplement for such Series requires the requalification of this Indenture under the TIA, or that no requalification of the Indenture under the TIA is necessary by virtue of the execution of such Terms Supplement; and

                                (xii) no authorization, approval or consent of
                  any governmental body having jurisdiction over the Issuer which has not been obtained by the Issuer is required for the valid issuance and delivery of the Notes.

                  (d) an Officer's Certificate of the Issuer complying with the requirements of Section 11.10 and stating that:

                                  (i) the Issuer is not in default under this
                  Indenture and the issuance of such Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of such Notes have been complied with;

                                 (ii) the Issuer is the owner of each Financed
                  Loan securing such Series and any previously issued Series, has not assigned any interest or participation in any such Financed Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to pledge each such Financed Loan to the Indenture Trustee;

                                (iii) the Issuer has granted to the Indenture
                  Trustee a lien and first perfected security interest in all of its right, title, and interest in each such Financed Loan; and

                                 (iv) attached thereto are true and correct
                  copies of letters signed by each Rating Agency confirming that the Notes of such new Series have been rated in the highest rating categories by such Rating Agency and that the issuance of such new Series shall not adversely affect the ratings on any Outstanding Notes or Certificates.

                  (e) Except to the extent otherwise provided in the related Terms Supplement, an Officer's Certificate of the Issuer stating that all of the Financed Loans and any other assets securing such Series and all previously issued and Outstanding Series:

                                  (i) satisfy each of the requirements
         established for such Financed Loans in the related Terms Supplement;
         and

                                 (ii) have been endorsed as provided in the Sales Agreement;

                  (f) Cash in the amount, if any, required by the terms of the related Terms Supplement to be deposited in the applicable Revenue Account and held by the Indenture Trustee and applied in accordance with the terms hereof or as otherwise provided in the related Terms Supplement;

                  (g) Cash, or any other assets specified in or permitted by the related Terms Supplement in the respective amounts, if any, required by the terms of the related Terms Supplement to be maintained in the applicable Debt Service Reserve Account and held by the Indenture Trustee;

                  (h)      An executed counterpart of the Terms Supplement; and

                  (i) Such other documents, certificates, instruments or opinions as may be required by the terms of the Terms Supplement creating such Series of Notes.

         SECTION 2.12. BOOK-ENTRY SYSTEM FOR NOTES. Unless otherwise provided in the related Terms Supplement, the Notes shall be registered under a book-entry system with a Securities Depository in accordance with the provisions of this
Section 2.12. The Depository Trust Company, New York, New York ("DTC"), shall serve as the initial Securities Depository. The Notes shall be registered in the form of one registered Note for the aggregate principal amount of each Series and Class in the name of Cede & Co., as nominee of DTC, provided that if DTC shall request that the Notes be registered in the name of a different nominee, the Indenture Trustee shall exchange all or any portion of the Notes for an equal aggregate principal amount of Notes registered in the name of such nominee or nominees of DTC. During any such period, no person other than DTC or its nominee shall be entitled to receive from the Issuer or the Indenture Trustee either a Note or any other evidence of ownership of the Notes, or any right to receive any payment in respect thereof unless DTC or its nominee shall transfer record ownership of all or any portion of the Notes on the registration books maintained by the Indenture Trustee in connection with discontinuing the book-entry system as provided in this Section
2.12 or otherwise.

         So long as the Notes or any portion thereof are registered in the name of DTC or any nominee thereof, all payments of the principal of and interest on such Notes shall be made to DTC or its nominee in New York Clearing House or equivalent same-day funds no later than the dates provided for such payments to be made to Noteholders. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Issuer and the Indenture Trustee with respect to the principal of and interest on the Notes to the extent of the sum or sums so paid. In the event of the payment or prepayment of less than all of the Notes Outstanding, the Indenture Trustee shall not require surrender by DTC or its nominee of the Notes so paid or prepaid, but DTC (or its nominee) may retain such Notes and make an appropriate notation on the Note certificates as to the amount of such partial payment or prepayment, provided that DTC shall deliver to the Indenture Trustee, upon request, a written confirmation of such partial payment or prepayment and thereafter the records maintained by the Indenture Trustee shall be conclusive as to the amount of the Notes of such maturity which have been paid or prepaid.

         So long as the Notes or any portion thereof are registered in the name of DTC or any nominee thereof, the Issuer and the Indenture Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Notes registered in its name for the purposes of payment of the principal of or interest on the Notes, selecting the Notes or portions thereof to be paid or prepaid, giving any notice permitted or required to be given to Noteholders under this Indenture, registering the transfer of Notes, obtaining any consent or other action to be taken by Noteholders and for all other purposes whatsoever, and neither the Issuer nor the Indenture Trustee shall be affected by any notice to the contrary. Neither the Issuer nor the Indenture Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership in the Notes under or through DTC or any such participant, or any other person not shown on the registration books of the Indenture Trustee as being a Noteholder, with respect to the Notes, the accuracy of any records maintained by DTC or any such participant, the payment by DTC or any such participant of any amount in respect of the principal of or interest on the Notes, any notice which is permitted or required to be given to Noteholders under this Indenture, the selection by DTC or any such participant of any person to receive payment in the event of a partial payment or prepayment of the Notes or any consent given or other action taken by DTC as Noteholder.

         So long as the Notes or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Noteholders under this Indenture shall be given to DTC as provided in a Representation Letter (the "DTC Representation Letter"). Any successor Indenture Trustee shall in its written acceptance of its duties under this Indenture agree to take any actions necessary from time to time to comply with the requirements of the DTC Representation Letter.

         In connection with any notice or other communication to be provided to Noteholders pursuant to this Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by Noteholders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Issuer or the Indenture Trustee may establish a special record date for such consent or other action, consistent with the terms of this Indenture. The Issuer or the Indenture Trustee shall give DTC notice of such special record date not less than fifteen (15) calendar days in advance of such special record date to the extent possible.

         The book-entry system for registration of the ownership of the Notes may be discontinued at any time if DTC determines to resign as securities depository for the Notes or the Indenture Trustee determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Noteholders (provided that the Indenture Trustee shall have no obligation or duty to make such determination prior to a continuing Event of Default, and any such duty during a continuing Event of Default shall be subject to Article 7 hereof). In either of such events (unless in the case of a determination by the Indenture Trustee, the Indenture Trustee, at the direction of the Issuer, appoints a successor securities depository), the Notes shall be delivered in registered certificate form to such persons, and in such principal amounts (and in authorized denominations), as may be designated by DTC, but without any liability on the part of the Issuer or the Indenture Trustee for the accuracy of such designation. Whenever DTC requests the Issuer and the Indenture Trustee to do so, the Issuer and the Indenture Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Notes.

                  SECTION 2.13. Payment of Principal and Interest. (a) Any installment of interest or principal payable on any Notes of any Series which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the person in whose name such Note is registered at the close of business on the Record Date for such Distribution Date (i) by check mailed to such person's address as it appears in the Note Register on such Record Date, or (ii) except that, unless definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Note Record Date in the name of Cede & Co., payment will be made by wire transfer in immediately available funds to the account designated by such nominee; provided, however, the final installment of principal payable with respect to such Note shall be payable as provided in subsection (c) of this
Section 2.13.

                  (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Distribution Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof. Following any prepayment or principal distribution in part, the principal balance of each affected Note shall be deemed to be an amount equal to the original principal amount of such Note multiplied by the Principal Factor (as defined in Section 3.1(a) hereof).

                  (c) The principal of each Class of Notes shall be payable in installments on each Distribution Date as provided in the applicable Terms Supplement. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if either the Indenture Trustee or the Noteholders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 7.1. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto as provided in the applicable Terms Supplement. The Indenture Trustee shall notify the person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  (d) If the Issuer defaults in a payment of interest on any Class of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Class

Note Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are Noteholders of such Class on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder of such Class a notice that states the special record date and the amount of defaulted interest to be paid.

                  (e) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to this Section 2.13 and returned undelivered shall be held in accordance with Section 5.9.

         SECTION 2.14. RELEASE OF COLLATERAL. Subject to Section 11.10 and except as otherwise provided herein, including in Sections 4.4, 5.2, 5.4, 5.5 and 10.4, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of a written request by the Issuer accompanied by a certificate of an Authorized Officer of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. In the case of a release of collateral in an amount in excess of five percent (5%) of the Outstanding balance of the Notes and Certificates; the Issuer shall deliver a copy of its written request to the Rating Agencies.

         SECTION 2.15. NO LISTING ON SECURITIES MARKET. The Notes shall not be listed on any established securities market. For this purpose, an established securities market includes any national securities exchange registered under the Securities Exchange Act or exempted from registration because of the limited volume of transactions, any local exchange, and any over the counter market characterized by an interdealer quotation system which regularly disseminates quotations of obligations by identified brokers or dealer, by electronic means or otherwise.

                                    ARTICLE 3

                     PAYMENT OF THE NOTES PRIOR TO MATURITY

         SECTION 3.1.      PAYMENT OF THE NOTES PRIOR TO MATURITY.

         (a) General. The Notes shall be subject to optional purchase prepayment or mandatory principal distribution prior to the applicable Maturity Date upon the terms and conditions and on such dates as may be set forth in the related Terms Supplement.

         In the event of the optional purchase prepayment or mandatory distribution of principal at any time of only part of any Class of Notes, moneys available for such prepayment or distribution shall be applied to the payment of a portion of the principal of each Note of such Class in accordance with the ratio which the outstanding principal amount of such Note bears to the aggregate principal amount of all the Outstanding Notes of such Class. Such ratio will be expressed as a seven-digit decimal, which will initially be 1.0000000 and will thereafter decline to reflect the reduction in the Outstanding principal balance of a Note after such prepayment or distribution (the "Principal Factor"). Following any prepayment or principal distribution in part, the principal balance of each affected Note shall be deemed to be an amount equal to the original principal amount of such Note multiplied by the Principal Factor.

         (b) Optional Purchase Prepayment. As provided in the related Terms Supplement, on any Distribution Date on or after which the Balance in the applicable Account of the Student Loan Portfolio Fund is equal to or less than a certain percentage (as specified in the related Terms Supplement) of the Initial Pool Balance with respect to the Financed Loans in such Account, the Seller may repurchase all remaining such Financed Loans at a purchase price equal to the outstanding principal balance of such Financed Loans, plus accrued and unpaid interest. The proceeds of the sale of such Financed Loans shall be credited to the applicable subaccount in the Note Payment Account within the Note Fund and used on that Distribution Date for mandatory distributions of principal.

         (c) Mandatory Principal Distributions. All Notes shall be subject to mandatory principal distributions on each Distribution Date as a whole or in part on the terms hereinafter set forth prior to their respective Maturity Dates, from moneys on deposit in the applicable subaccount in the Note Payment Account with respect to the payment of principal and in the applicable subaccount in the Note Interest Account with respect to the payment of interest. Accrued interest on the amount of principal so distributed shall be payable on such principal distribution date, provided that Deferred Interest shall be payable only to the extent that funds are available therefor. Mandatory distributions of principal shall occur as aforesaid at such times, but only at such times, as there shall be in excess of $5,000 in the Note Payment Account of the Note Fund on the third Business Day immediately preceding a Distribution Date.

         (d) Notice of Optional Purchase Prepayment. Except as otherwise provided in the related Terms Supplement, notice of optional purchase prepayment of principal of Notes shall be given at the Issuer's request by the Indenture Trustee in the name and for and on behalf of the Issuer not less than thirty
(30) days prior to the date of prepayment. Notice of optional purchase prepayment of any Note shall be given within the time period specified in the related Terms Supplement by first class mail, postage prepaid, to the Holder of such Note at the address of such Holder as it appears in the Note Register or by transmitting such notice by telex or telecopier to any Holder of any affected Note who shall have submitted a written request to the Trustee for notice of optional purchase prepayment by such means, to the telex or telecopier number set forth in such request. A copy of any notice so transmitted shall also be mailed to such Holder at the address of such Holder set forth in the Note Register, provided, however, that neither failure by the Trustee to so mail a copy of such notice nor any defect in such copy shall affect the validity of such notice so transmitted in accordance herewith and provided, further, that neither failure by the Trustee to so transmit a copy of such notice by telex or telecopier or any defect therein shall affect the validity of such notice so mailed in accordance herewith.

         Each notice of optional purchase prepayment shall state (i) the amount of principal of the Class and Series of the Notes to be prepaid or principal distributed, the prepayment date and the applicable Principal Factor (after giving effect to such prepayment); (ii) that the interest on the Notes, or on the principal amount thereof to be prepaid or distributed shall cease to accrue from and after such optional purchase prepayment date; and (iii) that on the optional purchase prepayment date there will become due and payable on each said Note the principal amount thereof to be prepaid or distributed and the interest accrued on such principal amount to such date.

         If notice of optional purchase prepayment of a Note shall have been duly given as hereinbefore provided and if moneys for the payment of such Note (or of the principal amount thereof subject to such prepayment), and the interest to accrue to the optional purchase prepayment date with respect to such Note (or portion thereof) shall be held for the purpose of such payment by the Trustee, then such Note or portion thereof shall, on the optional purchase prepayment date designated in such notice, become due and payable, and interest on said Note or portion thereof shall cease to accrue.

         All Notes surrendered pursuant to the provisions of this Section 3.1 shall be cancelled.

                                    ARTICLE 4

          DISPOSITION OF PROCEEDS; ESTABLISHMENT OF FUNDS AND ACCOUNTS;
                         APPLICATION OF REVENUES; PLEDGE

         SECTION 4.1. DISPOSITION OF PROCEEDS. All proceeds of issuance and sale of a Series of Notes hereunder shall be deposited with the Indenture Trustee on the Closing Date, and the Indenture Trustee shall deposit such proceeds to the credit of one or more Funds or Accounts hereunder as specified in the related Terms Supplement.

         SECTION 4.2. DEBT SERVICE RESERVE FUND. There is hereby established a Fund, to be held by the Indenture Trustee and designated the "Nellie Mae Education Loan Trust Debt Service Reserve Fund" (referred to herein as the "Debt Service Reserve Fund"). The Indenture Trustee shall maintain, within the Debt Service Reserve Fund, a separate Debt Service Reserve Account for each Series. The moneys in the Debt Service Reserve Fund shall be invested in Investment Securities as provided in Section 4.9 hereof.

         On each Closing Date, the Indenture Trustee shall deposit to the credit of the applicable Debt Service Reserve Account the amount specified in the related Terms Supplement. Moneys shall be deposited in each Debt Service Reserve Account from the applicable Revenue Account in the Revenue Fund as provided in
Section 4.5(b) hereof. Except as may be otherwise provided in the related Terms Supplement, if on any Distribution Date the Balance on deposit in a Debt Service Reserve Account is in excess of the applicable Debt Service Reserve Requirement, the amount of such excess shall be transferred to the applicable subaccount in the Note Payment Account within the Note Fund.

         Other than the transfer of excess Balances pursuant to the preceding paragraph and except as may be otherwise provided in a Terms Supplement, the Debt Service Reserve Fund shall be used solely for the following purposes in the following order of priority: first, to make up any deficiency in a subaccount in the Administration Account in the Services Fund immediately following the transfer of moneys into such subaccount pursuant to Sections 4.5(b) and 4.7 hereof, with moneys drawn from the applicable Debt Service Reserve Account to the extent of available moneys therein and, to the extent necessary, by moneys drawn pro rata from each Debt Service Reserve Account; second, to increase the amount in the Note Interest Account in the Note Fund to the amount of interest then accrued and unpaid on the Notes (after giving effect to any transfer to be made thereto pursuant to Sections 4.5(b), 4.6(b) and 4.7 hereof) on any Distribution Date or on any other date on which interest is due upon any Notes, by transfer and deposit by the Indenture Trustee to the credit of the Note Interest Account on any such date, with transfers to particular subaccounts within the Note Interest Account funded by moneys drawn from the applicable Debt Service Reserve Accounts to the extent of available moneys therein and, to the extent necessary, by moneys drawn pro rata from all Debt Service Reserve Accounts; third, on a Maturity Date, to provide for payment of the principal of the Notes, by transfer and deposit by the Indenture Trustee to the credit of the Note Payment Account in the Note Fund on the Maturity Date of any Notes, with transfers to particular subaccounts within the Note Payment Account funded by moneys drawn from the applicable Debt Service Reserve Accounts to the extent of available moneys therein and, to the extent necessary, by moneys drawn pro rata from all Debt Service Reserve Accounts; fourth, by transfer from the Indenture Trustee to the Owner Trustee, the amount, as certified in writing by the Owner Trustee, for deposit in the Certificate Interest Account in the Certificate Fund to increase the amount in the Certificate Interest Account in the Certificate Fund to the amount of interest then accrued and unpaid on the Certificates (after giving effect to any transfer to be made thereto pursuant to Section 4.5(b) and Section 4.6(b) hereof) on any Distribution Date or on any other date on which interest is due upon prepayment or payment of any Certificates, with transfers to particular subaccounts within the Certificate Interest Account funded by moneys drawn from the applicable Debt Service Reserve Accounts to the extent of available moneys therein and, to the extent necessary, by moneys drawn pro rata from all Debt Service Reserve Accounts; and fifth, at such time as there are no longer any Notes Outstanding hereunder, or if there are no longer any Notes of a particular Series Outstanding identified with a particular Class of Certificates, by transfer by the Indenture Trustee to the Owner Trustee, to provide for payment of the principal of all Certificates or such particular Class of Certificates, as the case may be, at the Maturity Date thereof.

         SECTION 4.3. STUDENT LOAN ACQUISITION FUND. There is hereby established a Fund, to be held by the Indenture Trustee and designated the "Nellie Mae Education Loan Trust Student Loan Acquisition Fund" (referred to herein as the "Student Loan Acquisition Fund"). The Student Loan Acquisition Fund shall consist of two Accounts, which are hereby established, to be held by the Indenture Trustee and designated as the "Acquisition Account" and the "Pre-Funding Account." The Indenture Trustee shall maintain, within the Acquisition Account and the Pre-Funding Account, a separate subaccount for each Series. On each Closing Date, the Indenture Trustee shall deposit to the credit of the applicable subaccount in each the Acquisition Account and the Pre-Funding Account, or to the applicable subaccount in either such Account, the amount specified by the related Terms Supplement. Amounts credited to the Acquisition Account shall be paid to or upon the order of the Issuer on the Closing Date to finance Loans, upon receipt by the Indenture Trustee of a certificate from the Issuer in the form set forth in Exhibit C hereto. Any amount remaining in the Acquisition Account at the close of business on any Closing Date shall be deposited in the Pre-Funding Account. Amounts credited to the Pre-Funding Account shall be paid to or upon the order of the Issuer to finance Loans, upon receipt by the Indenture Trustee of a certificate from the Issuer in the form set forth in Exhibit C hereto. Any amount remaining in the Pre-Funding Account at the close of business on the date identified in the Terms Supplement relating to a particular Series shall be deposited in the appropriate subaccount within the Note Payment Account in the Note Fund.

         SECTION 4.4. STUDENT LOAN PORTFOLIO FUND. There is hereby established a Fund to be held by the Indenture Trustee and designated the "Nellie Mae Education Loan Trust Student Loan Portfolio Fund" (referred to herein as the "Student Loan Portfolio Fund"). The Indenture Trustee shall maintain within the Student Loan Portfolio Fund a separate account for each Series. All Financed Loans, including Additional Financed Loans, shall be included in the Balances of the Student Loan Portfolio Fund. All principal of, interest on and other Revenues in respect of Financed Loans shall be deposited upon receipt to the credit of the appropriate Revenue Account as provided in Section 4.5 hereof. Financed Loans included in the Balances of the Student Loan Portfolio Fund may be removed therefrom by the Indenture Trustee only in accordance with the terms of this Indenture. Nothing in this Indenture shall be deemed to preclude the Servicer, the Administrator or any other custodian from maintaining possession of the notes evidencing, and other documentation relating to, Financed Loans on behalf of the Indenture Trustee in accordance with the Servicing Agreement or the Administration Agreement, provided the same is consistent with the creation and maintenance of the first lien and security interest created by Section 4.8 hereof and does not impair the perfection of such security interest.

         When necessary for the Issuer to enforce its rights under a Guaranty Agreement or the Servicing Agreement after reasonable negotiations with the borrower, upon the direction of the Issuer, the Indenture Trustee shall remove such Financed Loans from the Student Loan Portfolio Fund and cause such Financed Loans to be tendered to the applicable Guarantor or Servicer, as the case may be, together with an assignment thereof and all other documentation, records and certificates relating thereto which are in the possession of the Indenture Trustee, against payment to the Indenture Trustee of moneys at least equal to the principal amount thereof and accrued interest thereon. When necessary in accordance with the provisions of Section 5.5 hereof, the Indenture Trustee shall remove Financed Loans from the Student Loan Portfolio Fund and cause such loans to be tendered to the Issuer, together with an assignment thereof and all other documentation, records and certificates relating thereto which are in the possession of the Indenture Trustee. The Issuer and the Indenture Trustee shall execute such assignments or other certificates or instruments as may be required to effectuate the transfer of Financed Loans in accordance with the provisions of this paragraph. Financed Loans which are transferred from the Student Loan Portfolio Fund in accordance with the provisions of this paragraph shall no longer constitute a part of the Indenture Trust Estate and shall be free and clear of the lien of this Indenture.

         The Indenture Trustee shall deposit the proceeds of any disposition of Financed Loans pursuant to this Section 4.4 which are allocable to principal to the credit of the applicable subaccount within the Note Payment Account and the remainder of such proceeds to the credit of the applicable Revenue Account.

         SECTION 4.5. REVENUE FUND. There is hereby established a Fund, to be held by the Indenture Trustee and designated as the "Nellie Mae Education Loan Trust Revenue Fund" (referred to herein as the "Revenue Fund") to which shall be deposited (i) all amounts received in respect of all Financed Loans, whether as principal, interest, late charges or in payment or repurchase of Financed Loans, amounts received on cancellation of Financed Loans and amounts received as recoveries from a Guarantor; and (ii) amounts received as earnings on or income from Investment Securities included in the Balances of the Funds and Accounts to the extent provided in Section 4.9 hereof. The Indenture Trustee shall maintain within the Revenue Fund a separate Revenue Account for each Series.

         (a) The Issuer shall, and shall cause the Servicer to, transfer all Revenues received by it, or by the Servicer on its behalf to the Indenture Trustee, promptly or otherwise in accordance with the Servicing Agreement, and the Indenture Trustee shall upon receipt of any Revenues immediately deposit and credit such Revenues to the applicable Revenue Account, provided, however, that the Issuer shall remit directly to a Guarantor or a Collector any amount received in respect of a Financed Loan which is owed to such Guarantor or Collector as a collection fee. On any Business Day, as directed by the Issuer, and, in any case, on the Business Day prior to each Distribution Date, the Indenture Trustee shall transfer to the appropriate subaccount within the Note Payment Account, to be applied to the prepayment or mandatory distribution of principal of Notes or transfer to the Owner Trustee pursuant to Section 4.6(b) hereof, all amounts then on deposit in each Revenue Account which can then be identified, based upon information furnished to the Indenture Trustee by the Issuer, as allocable to payments of principal of Financed Loans and amounts transferred on account of principal pursuant to Section 4.3, less the amount of any increase in Capitalized Interest during the prior Interest Period.

         (b) By 12:00 noon on the last Business Day prior to any Distribution Date, the Indenture Trustee shall, except as otherwise provided by the related Terms Supplement, transfer or apply all amounts then on deposit in each Revenue Account, after the transfer described in Section 4.5(a) hereof, in the following order of priority, the requirement of each clause at the time of transfer to be satisfied before any transfer is made to any purpose subsequent in priority:

                  First, to the applicable subaccount in the Administration Account in the Services Fund to the extent required to increase the Balance on deposit in such subaccount to the Administration Requirement, calculated as of the date of such transfer.

                  Second, to the applicable subaccount in the Note Interest Account to the extent required to increase the amount in such subaccount to the amount of interest (excluding Deferred Interest) which will have accrued and be unpaid on the applicable Notes to but not including such Distribution Date.

                  Third, to the Owner Trustee, the amount, as certified in writing by the Owner Trustee, of any interest then accrued and unpaid on the Class of Certificates identified with the applicable Series of Notes (excluding Deferred Interest) to but not including such Distribution Date.

                  Fourth, any remainder to the applicable Debt Service Reserve Account in order to increase the amount therein to the applicable Debt Service Reserve Requirement.

                  Fifth, any remainder to the applicable subaccount within the
         Note Interest Account to the extent required to pay any amounts due to Holders of Notes in respect of Deferred Interest on Notes calculated in accordance with the related Terms Supplement.

                  Sixth, any remainder to the Owner Trustee to the extent required, as certified by the Owner Trustee, to pay any amounts due to the Holders of Certificates in respect of Deferred Interest applicable to the Class of Certificates identified with the applicable Series of Notes calculated in accordance with the related Trust Supplement.

                  Seventh, any remainder, ratably with available moneys in all other Revenue Accounts, to the Debt Service Reserve Fund to increase the amount in any other Debt Service Reserve Account to its applicable Debt Service Reserve Requirement.

                  Eighth, any remainder to the Owner Trustee for distribution to the Depositor and NMI Education Loan Corporation to the extent specified in the related Terms Supplement.

                  Ninth, any remainder to the applicable subaccount of the Note Payment Account for the payment or prepayment of the Notes pursuant to
         Section 4.6(b) hereof.

                  Tenth, any remainder to the Owner Trustee for the payment of principal of Certificates or prepayment of Certificates identified with the applicable Series of Notes.

                  Eleventh, any remainder to the Owner Trustee.

         (c) Investment of Revenue Fund. Pending transfers of moneys from the Revenue Fund as provided in this Section 4.5, such moneys shall be invested in Investment Securities as provided in Section 4.9 hereof.

         SECTION 4.6. NOTE FUND. There is hereby established a Fund to be held by the Indenture Trustee and designated the "Nellie Mae Education Loan Trust Note Fund" (referred to herein as the "Note Fund"). The Note Fund shall be used only for the payment of the principal of and interest on the Notes. The Note Fund shall consist of two Accounts, which are hereby established, to be held by the Indenture Trustee and designated the "Note Interest Account" and the "Note Payment Account." The Indenture Trustee shall maintain, within the Note Interest Account and the Note Payment Account, a separate subaccount for each Series. Moneys on deposit in the Note Fund shall be invested in Investment Securities as provided in Section 4.9 hereof.

         (a) Note Interest Account. Moneys shall be deposited in the applicable subaccount within the Note Interest Account from the applicable Revenue Account as provided in Section 4.5(b) hereof, from the applicable subaccount within the Cost of Issuance Account as provided in Section 4.7 hereof, from the Debt Service Reserve Fund as provided in Section 4.2 hereof and from the applicable subaccount within the Note Payment Account as provided in Section 4.6(b) hereof. Moneys on deposit in the Note Interest Account shall be applied by the Indenture Trustee to the payment of the interest on the Notes when due (whether on a Distribution Date or upon the prepayment or payment of any of the Notes in accordance with the terms of this Indenture and the related Terms Supplement) without further authorization or direction.

         (b) Note Payment Account. Moneys shall be deposited in the applicable subaccount within the Note Payment Account from the Debt Service Reserve Fund as provided in Section 4.2 hereof, from the applicable Revenue Account as provided in Sections 4.5(a) and 4.5(b) hereof and from any other source received by the Indenture Trustee for deposit therein. Moneys on deposit in the Note Payment Account shall be applied by the Indenture Trustee to payment of principal of the Notes at the applicable Maturity Dates or upon acceleration and to the payment or prepayment of Notes pursuant to Section 3.1 hereof and the related Terms Supplement without further authorization or direction. Prior to application thereof in accordance with the preceding sentence, money on deposit in the applicable subaccount within the Note Payment Account shall be used to increase the amount in the applicable subaccount within the Note Interest Account (after giving effect to any transfer to be made thereto pursuant to Section 4.5(b) hereof) to the amount of interest then accrued and unpaid on the Notes on any Business Day prior to any Distribution Date or on any other date on which interest is due upon distribution of principal or prepayment or payment of any Notes; provided, however, after a notice of distribution of principal or prepayment of any Notes has been given by the Indenture Trustee in accordance with Section 3.1 hereof, no amount shall be transferred from the Note Payment Account pursuant to this sentence other than that in excess of the amount required for such prepayment or distribution of principal on the date specified in such notice. Interest on any Notes paid or prepaid shall be payable from the
Note Interest Account. After all the Notes of a particular Series have been paid in full, any amounts remaining in the applicable subaccount in the Note Payment Account shall be transferred to the Owner Trustee.

         SECTION 4.7. SERVICES FUND. There is hereby established a Fund, to be held by the Indenture Trustee and designated the "Nellie Mae Education Loan Trust Services Fund" (referred to herein as the "Services Fund"), which shall consist of two Accounts, which are hereby established and designated as the "Cost of Issuance Account" and the "Administration Account." The Services Fund shall be used for and applied only to the payment of Administrative Expenses and Costs of Issuance, except as otherwise provided in this Section 4.7. Administrative Expenses and Costs of Issuance shall be paid by the Indenture Trustee from moneys in the appropriate Account of the Services Fund upon receipt of written orders signed by an Authorized Officer of the Issuer, which shall direct the payment to designated payees in designated amounts for stated services and certify that such payment is a proper charge against the applicable Account therein and is then due and owing for services rendered or expenses incurred.

         The Indenture Trustee shall maintain within the Cost of Issuance Account a separate subaccount for each Series. The Indenture Trustee shall deposit to the credit of the applicable subaccount within the Cost of Issuance Account the amount, if any, specified by the related Terms Supplement. Amounts in the Cost of Issuance Account shall be withdrawn and used by the Indenture Trustee in accordance with the first paragraph of this Section 4.7 for the purpose of paying Costs of Issuance. Any amounts remaining in a subaccount within the Cost of Issuance Account upon payment of all related Costs of Issuance shall be transferred to the applicable Revenue Account upon receipt by the Indenture Trustee of a certificate of an Authorized Officer of the Issuer stating that such moneys are no longer needed for the payment of Costs of Issuance.

         The Indenture Trustee shall maintain within the Administration Account a separate subaccount for each Series. The Indenture Trustee shall deposit to the credit of the applicable subaccount within the Administration Account amounts from the Revenue Fund pursuant to Section 4.5(b) hereof. Amounts in the applicable subaccount within the Administration Account shall be withdrawn and used by the Indenture Trustee in accordance with the first paragraph of this
Section 4.7 for the purpose of paying Administrative Expenses.

         The moneys in the Services Fund shall be invested in Investment Securities as provided in Section 4.9 hereof.

         SECTION 4.8. PLEDGE. In order to secure the full and final payment of the principal of and interest on all of the Notes issued pursuant to this Indenture, and in order to secure the performance and observation of all the covenants and conditions contained herein, in the related Terms Supplement and in the Notes, and for and in consideration of the purchase and acceptance of the Notes by the Noteholders and the acceptance by the Indenture Trustee of the trusts hereby created, the Issuer does hereby pledge and grant a first lien on and a security interest in, the Indenture Trust Estate to the Indenture Trustee, and its successors in trust as security for the performance of all of the obligations of the Issuer hereunder and for the benefit and security of the Noteholders.

         The covenants and agreements herein set forth to be performed by or on behalf of the Issuer shall be for the equal and proportionate benefit, security and protection of all Noteholders, without preference, priority or distinction as to payment or security except as specifically provided herein, in the related Terms Supplement or in the Notes. All Notes shall rank pari passu and shall be secured equally and ratably without discrimination or preference, except as specifically provided herein, in the related Terms Supplement or in the Notes.

         The pledge of, lien on and security interest in and assignment of the Indenture Trust Estate to the Indenture Trustee made hereby includes any and all contracts and other evidence of indebtedness or other rights of the Issuer to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof, with respect to any of the Indenture Trust Estate.

         No Holder of a Note shall be required to ensure that the moneys derived from such Note are applied to the purpose or purposes for which the Note was issued. The validity of any Note shall neither be dependent upon nor affected by the validity or regularity of any proceedings or contracts relating to the Program nor the use and application of the proceeds of the Note.

         Nothing contained in this Section 4.8 or in this Indenture shall prevent or be construed to prevent any Terms Supplement or other Supplemental Indenture from pledging or otherwise providing, or the Issuer from providing, in addition to the security given or intended to be given by this Indenture additional security for the benefit of the Notes.

         SECTION 4.9. INVESTMENTS. Moneys held by the Indenture Trustee for the credit of any Fund or Account shall be invested by the Indenture Trustee to the fullest extent practicable and reasonable, in accordance with the provisions hereof, in Investment Securities, as directed in writing by the Issuer. All Investment Securities shall be acquired subject to the limitations on maturities hereinafter set forth in this Section 4.9 and to any additional limitations or requirements, consistent with the foregoing provisions of this paragraph, as may be established by written request of the Issuer. Moneys shall be invested in Investment Securities with respect to which payments of principal and interest are scheduled or otherwise payable not later than the date on which it is estimated that such moneys will be required by the Indenture Trustee for the purposes intended, and in any event, with respect to the Revenue Fund, the Debt Service Reserve Fund and the Note Fund, not later than the next succeeding Distribution Date. Investment Securities purchased under a repurchase agreement may be deemed to mature on the date or dates on which the Indenture Trustee may deliver such Investment Securities for repurchase under such agreement. Investment Securities which may be tendered at the option of the holder thereof for payment of the full principal amount thereof plus accrued interest thereon prior to the maturity thereof may be deemed to mature on the date or dates on which they may be so tendered. Investment Securities acquired as an investment of moneys in any Fund or

Account shall be credited to such Fund or Account. Unless otherwise provided herein, any earnings on or income from such Investment Securities shall be credited to the Student Loan Interest Account in the Revenue Fund, as provided in Section 4.5 hereof, except that an amount of interest received with respect to any Investment Security on the first payment of interest after purchase equal to the amount of accrued interest, if any, paid as part of the purchase price of such Investment Security shall be credited to the Fund or Account from which such accrued interest was paid.

         All Funds and Accounts shall be held by the Indenture Trustee in one or more segregated trust accounts. Investments in any and all Funds and Accounts may be commingled in a separate fund or funds established by the Indenture Trustee for purposes of making, holding and disposing of investments, notwithstanding provisions herein for transfer to or holding in or to the credit of particular Funds and Accounts amounts received or held by the Indenture Trustee hereunder, provided that the Indenture Trustee shall at all times account for such investments strictly in accordance with the Funds and Accounts to which they are credited and otherwise as provided in this Indenture. The Indenture Trustee may act as principal or agent in the acquisition or disposing of any Investment Security. The Indenture Trustee may sell or present for redemption, any Investment Security so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the Fund or Account to which such Investment Security is credited. The Indenture Trustee shall not be liable or responsible for any loss resulting from the acquisition or disposition of any Investment Security in accordance with this Indenture.

         SECTION 4.10. TERMINATION. When no Notes remain Outstanding and all amounts due or to become due hereunder have been paid in full or provided for to the satisfaction of the Indenture Trustee, the Indenture Trustee shall transfer the Balances on deposit in all Funds and Accounts established hereby to the Owner Trustee for the benefit of the Certificateholders.

                                    ARTICLE 5

                            COVENANTS TO SECURE NOTE

         The Issuer hereby covenants and agrees with the purchasers and Holders of the Notes as follows:

         SECTION 5.1. PERFORMANCE OF COVENANTS; THE ISSUER. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Note executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the laws of Massachusetts to issue the Notes authorized hereby and to execute and deliver this Indenture and to pledge and create a security interest in the Indenture Trust Estate in the manner and to the extent herein set forth, and that all action on its part for the issuance of the Notes and the execution and delivery of this Indenture has been duly taken, and that the Notes in the hands of the Holders thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.

         SECTION 5.2. INSTRUMENTS OF FURTHER ASSURANCE. The Issuer agrees that the Indenture Trustee may defend its rights to the Indenture Trust Estate for the benefit of the Holders of the Notes against the claims and demands of all persons whomsoever. The Issuer covenants that, if requested in writing by the Indenture Trustee, it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Indenture Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming unto the Indenture Trustee all and singular the rights assigned hereby and the amounts and other property pledged hereby to the payment of the Notes. The Issuer covenants and agrees that, except as provided herein, it will not sell, convey, assign, pledge, encumber or otherwise dispose of any part of the Indenture Trust Estate.

         SECTION 5.3. RECORDING AND FILING. The Issuer shall keep and renew the filing or cause to be kept and renewed all financing statements related to this Indenture and all supplements hereto and such other documents as may be necessary to be kept and filed, renewed in such manner and in such places as may be required by law, in order to preserve and protect fully the security of the Holders of the Notes and the rights of the Indenture Trustee hereunder. In carrying out its duties under this Section 5.3, the Issuer shall be entitled to rely on an opinion of its counsel specifying what actions are required to comply with this Section 5.3.

         SECTION 5.4. COMPLIANCE WITH AND ENFORCEMENT OF FINANCED LOANS, SERVICING AGREEMENT, CUSTODY AGREEMENT, SALES AGREEMENT AND ADMINISTRATION AGREEMENT. The Issuer (i) shall cause to be diligently taken all reasonable steps, actions and proceedings necessary for the compliance with and the enforcement of all terms, covenants and conditions of all Financed Loans, the Servicing Agreement, Custody Agreement, Sales Agreement and Administration Agreement, (ii) shall at all times, to the extent permitted by law, defend, enforce, preserve and protect the rights and privileges of the Issuer, the Indenture Trustee and the Holders under or with respect to each Financed Loan, the Servicing Agreement, Custody Agreement, Sales Agreement and Administration Agreement, and (iii) without prior notice to the Rating Agencies, shall not consent, or agree to or permit any amendment or modification of any Financed Loan, the Servicing Agreement, Custody Agreement, Sales Agreement and Administration Agreement, which will in any manner materially adversely affect the rights or security of the Holders under this Indenture. Nothing in this Indenture shall be construed to prevent the Issuer or the Indenture Trustee from permitting a borrower to settle a default or cure a delinquency on any Financed Loan on such terms as the Issuer or the Indenture Trustee, as applicable, shall deem reasonable or as shall be required by law.

         SECTION 5.5. REPURCHASE OF FINANCED LOANS. The Issuer agrees to require the Seller to repurchase, at a price equal to the amount of outstanding principal and accrued but unpaid interest, any Financed Loan rejected by the Issuer based upon the Issuer's reasonable determination that such Financed Loan does not comply with the loan origination requirements of the Sales Agreement.

         SECTION 5.6. ISSUER STATUS. The Issuer will keep in full effect its existence and rights as a trust under the laws of the Commonwealth (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence and rights under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each other instrument or agreement included in the Indenture Trust Estate.

         SECTION 5.7. STATEMENTS BY ISSUER REGARDING FINANCED LOANS AND OTHER MATTERS. Within twenty-five (25) days following the end of each calendar month, the Issuer shall furnish to the Indenture Trustee and each Rating Agency a statement setting forth, as of the end of such calendar month, the information set forth in Exhibit D hereto.

         SECTION 5.8. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the City of Boston, Massachusetts, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 5.9. MONEY FOR PAYMENTS TO BE HELD IN TRUST. All payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from any Fund or Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed from such Funds and Accounts for payments of Notes shall be paid over to the Issuer except as provided herein.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                                  (i) hold all sums held by it for the payment
                  of amounts due with respect to the Notes in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided and pay such sums to such persons as herein provided;

                                 (ii) give the Indenture Trustee notice of any
                  default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                                (iii) at any time during the continuance of any
                  such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                                 (iv) immediately resign as a Paying Agent and
                  forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time its ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                                 (vi) comply with all requirements of the Code
                  with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         SECTION 5.10. OPINIONS AS TO INDENTURE TRUST ESTATE. On or before June 30 in each calendar year, beginning with the 1997 calendar year, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until June 30 in the following calendar year.

         SECTION 5.11. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Indenture Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; other than that the Issuer may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Noteholders, the Administrator and the Seller as contemplated by, and to the extent funds are available for such purpose under, any of the Basic Documents.

         SECTION 5.12. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee and the Rating Agencies, within 120 days after the first fiscal year of the Issuer that ends more than three months after the Closing Date for a Series, and each fiscal year thereafter, an Officer's Certificate of the Issuer stating that:

                                    (i) a review of the activities of the Issuer
                  during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                                    (ii) to the best of such Authorized
                  Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or if there has been a default in compliance with any such condition or covenant, specifying each default known to such Authorized Officers and the nature and status thereof.

         SECTION 5.13. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling, servicing and managing Financed Loans and activities incidental thereto.

         SECTION 5.14. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness, except for the Notes and such other obligations as are authorized under the Basic Documents.

         SECTION 5.15. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 5.16. GUARANTIES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture and other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in or make any capital contributions to, any other person.

         SECTION 5.17. SERVICING OF FINANCED LOANS. The Issuer shall service all Financed Loans and enforce the payment and collection of payments of principal of and interest on such Financed Loans or cause such servicing to be done by one or more servicers, each evidencing, in the judgment of the Issuer, the capability and experience necessary to adequately service such Financed Loans. The Issuer shall not replace the Servicer without prior notice to the Rating Agencies.

                                    ARTICLE 6

                        CONCERNING THE INDENTURE TRUSTEE

         SECTION 6.1. DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                         (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Terms Supplement and no implied covenants or obligations shall be read into this Indenture or any Terms Supplement against the Indenture Trustee; and

                        (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                         (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                        (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a responsible officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                       (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the other Basic Documents.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights of powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

         (g) Except as expressly provided, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Loans.

         (h) In the event that the Indenture Trustee is the Paying Agent or Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

         (i) Every provision of this indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provision of this Section and to the provisions of the TIA.

         SECTION 6.2. RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         SECTION 6.3. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         SECTION 6.4. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the sale of the Notes, and shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. NOTICE OF DEFAULTS. (a) If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail notice of the Default to each Noteholder within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to the Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders of such Series.

         (b) If the Indenture Trustee receives notice from the Owner Trustee of the occurrence of an Insolvency Event with respect to the Depositor pursuant to
Section 9.2 of the Trust Agreement, the Indenture Trustee shall give prompt written notice to the Noteholders of the occurrence of such event and of the effect of such event under such Section 9.2. Upon termination of the Trust pursuant to such Section 9.2, the Indenture Trustee shall, if so directed by the Owner Trustee, sell the Indenture Trust Estate (other than the Trust Funds and Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of any such sale shall be treated as Revenues under this Indenture.

         SECTION 6.6. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS. The Indenture Trustee shall deliver to each Noteholder (and to each person who was a Noteholder at any time during the applicable calendar year) Form 1099's as may be required to enable such Holder to prepare its Federal and state income tax returns. Within 60 days after each May 15 beginning with the May 15 following the first issuance of a Series of Notes, the Indenture Trustee shall mail to each Noteholder a brief report as of such May 15 that complies with TIA Section 313(a) if required by said section. The Indenture Trustee shall also comply with TIA Section 313(b). If the issuance of any Series of Notes has been registered under the Securities Act of 1933, as amended, a copy of each such report required pursuant to TIA Sections 313(a) or (b) shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes of such Series are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

         SECTION 6.7. COMPENSATION AND INDEMNITY. The Issuer shall pay to the Indenture Trustee for its services, a fee equal to the amount agreed to in writing between the Indenture Trustee and the Administrator (the "Indenture Trustee Fee") at the times set forth in the Administration Agreement and shall or shall cause the Administrator from its own funds to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it in accordance with any provision of this Indenture, including attorney's fees. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Administrator from its own funds to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Issuer shall or shall cause the Administrator to defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator or the Issuer in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator from its own funds on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

         SECTION 6.8. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer. The Noteholders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                         (i)        the Indenture Trustee fails to comply with
                                    Section 6.11;

                        (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                       (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                        (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall use its best efforts to provide the Rating Agencies prior written notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE OWNER TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such person or persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood than such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                        (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                       (iii) the Indenture Trustee may at any time accept the resignation of or, remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on it's behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b) (9); provided, however, that there shall be excluded from the operation of TIA Section 310(b) (1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b) (1) are met.

         In addition to the conflicting interests specified in TIA Section 310(b), the Indenture Trustee shall be deemed to have a conflicting interest prohibited by said Section310(b) and therefore prohibited by this Section 6.11, if by reason of supplements or amendments to this Indenture as originally executed, there shall be created covenants, restrictions, conditions or additional events of default which are applicable to less than all Series of Notes and the existence of which is sufficiently likely to involve a material conflict of interest between Series of Notes that is advisable in the public interest or for the protection of the Noteholders of any Series that the Indenture Trustee disqualify itself from acting as such with respect to one or more applicable Series of Notes.

         SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.13. STATEMENTS BY INDENTURE TRUSTEE OF FUNDS AND ACCOUNTS AND OTHER MATTERS. Within ten (10) days following the end of each calendar month, the Indenture Trustee shall furnish to the Issuer a statement setting forth (to the extent applicable) with respect to such calendar month, (a) the balances held by the Indenture Trustee at the end of such month to the credit of each Fund and Account, (b) the principal amount of Notes Outstanding at the end of such calendar month and the principal amount thereof prepaid or paid by the Indenture Trustee during such calendar month and (c) any other information which the Issuer may request.

                                    ARTICLE 7

                              DEFAULTS AND REMEDIES

         SECTION 7.1. EVENTS OF DEFAULT. The following shall constitute "Events of Default" with respect to all Outstanding Notes issued hereunder:

                  (a) Failure in the due and punctual payment of the principal of or interest on any Note of any Series when the same shall become due and payable, either at maturity or otherwise;

                  (b) A material failure by the Issuer in the observance and performance of any other of the covenants, conditions and agreements of the Issuer contained in this Indenture and the continuation of such failure for a period of thirty (30) days after written notice thereof from the Indenture Trustee or from the Holders of not less than two-thirds (2/3) in aggregate principal amount of the Notes then Outstanding; or

                  (c) The occurrence of an Insolvency Event with respect to the Issuer.

Upon the occurrence of an Event of Default, so long as such Event of Default shall not have been remedied, unless the principal of all of the Notes Outstanding shall have already become due and payable, the Indenture Trustee may, and upon written request of the Holders of not less than two-thirds (2/3) in aggregate principal amount of the Notes then Outstanding, the Indenture Trustee shall, by written notice to the Issuer, declare the principal of all the Notes then Outstanding and the interest accrued thereon (excluding Deferred Interest), to be due and payable immediately; and upon any such declaration the same shall become and be due and payable on such date, anything contained in this Indenture or in any of the Notes to the contrary notwithstanding. The right of the Indenture Trustee to make any such declaration as aforesaid, however, is subject to the condition that if, at any time after such declaration, but before any judgment or decree for the payment of moneys due shall have been obtained or entered unless the same has been discharged, all overdue installments of interest upon the Notes, together with the reasonable and proper charges, expenses and liabilities of the Indenture Trustee and the Holders and their respective agents and attorneys and all other sums then payable by the Issuer under this Indenture (except the principal of and interest accrued since the next preceding Distribution Date on the Notes due and payable solely by virtue of such declaration) shall either be paid by or for the account of the Issuer or provision satisfactory to the Indenture Trustee shall be made for such payment, and all defaults under the Notes or under this Indenture (other than the payment of principal and interest due and payable solely by reason of such declaration) shall be cured to the satisfaction of the Indenture Trustee or provision deemed by the Indenture Trustee to be adequate shall be made therefor, or, to the extent any of such defaults cannot be cured, such defaults shall have been waived by the Holders of not less than two-thirds (2/3) in aggregate principal amount of the Notes then Outstanding, by written notice to the Issuer and to the Indenture Trustee, may rescind such declaration with respect to the Notes and annul such Event of Default with respect to the Notes, or, if the Indenture Trustee shall have acted with respect to the Notes without a written request from the Holders of Notes as provided for herein, and if there shall not have been theretofore delivered to the Indenture Trustee written notice to the contrary by the Holders of Notes as provided herein, then the Indenture Trustee may, by written notice to the Issuer, annul such declaration and any such default with respect to the Notes and its consequences shall be annulled, provided that no such rescission and annulment shall extend to or affect any subsequent Event of Default or impair or exhaust any right or power consequent thereon.

         Upon any declaration of acceleration of the Notes hereunder, the Indenture Trustee shall give notice of such declaration and its consequences to Noteholders in the manner set forth in Section 3.1 hereof with respect to notice of optional purchase prepayment of Notes, to the extent the provisions of such Section may reasonably be made applicable. Notice of such acceleration having been given as aforesaid, anything contained in this Indenture or in the Notes to the contrary notwithstanding, interest shall cease to accrue on the Notes from and after the date set forth in such notice (which shall be not more than five
(5) days from the date of such declaration).

         SECTION 7.2. APPLICATION OF MONEYS. In the event that an Event of Default shall have occurred and be continuing in respect of the Outstanding Notes and at any time the moneys held by the Indenture Trustee shall be insufficient for the payment of the principal of and interest then due on the Notes, such moneys and all Revenues received or collected from the Indenture Trust Estate or otherwise for the benefit or account of Holders by the Indenture Trustee shall be applied first to the payment of the reasonable and proper fees and expenses of the Indenture Trustee and of such other expenses as are necessary in the judgment of the Indenture Trustee to prevent loss of Revenues and to protect the interests of the Holders, including without limitation servicing expenses, and thereafter as follows:

         1. Unless the principal of all of the Notes shall have become or have been declared due and payable,

                  First, to the payment to the persons entitled thereto of all installments of interest then due on each Series of Notes (including any interest on overdue principal at the rate borne by the respective obligations but excluding Deferred Interest) in the order that such installments of interest shall have become due, and, if the amounts available shall not be sufficient to pay in full all installments of interest coming due on the same date, then to the payment thereof ratably, according to the amount due thereon, to the persons entitled thereto, without any discrimination or preference,

                  Second, to the payment to the persons entitled thereto of the unpaid principal due and unpaid on each Series of Notes at the time of such payment according to the amounts due for principal, to the persons entitled thereto without any discrimination or preference and

                  Third, to the payment to the persons entitled thereto of all Deferred Interest on Notes.

         2. If the principal of all of the Notes shall have become or have been declared due and payable, to the payment of the principal and interest then due and unpaid on the Notes without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference, and then to the Owner Trustee.

         Whenever moneys are to be applied pursuant to the foregoing paragraphs, such moneys shall be applied at such times, and from time to time, as the Indenture Trustee in its sole discretion shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Indenture Trustee shall exercise such discretion, it shall fix the date upon which application is to be made, and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue on the affected Notes. The Indenture Trustee shall give such notice as it may deem appropriate of the fixing of any such date and shall not be required to make payment to the Holder of any unpaid affected Note unless such Note is presented for appropriate endorsement.

         Except as provided in Section 6.5(b) or 10.4(d) hereof, the Indenture Trustee may not cause any or all of the Indenture Trust Estate to be sold or otherwise liquidated unless (A) the Noteholders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Outstanding Notes for principal and interest or (C) the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Outstanding Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Noteholders of two-thirds (2/3) of the Outstanding Amount of all the Outstanding Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         The Indenture Trustee may so sell the Indenture Trust Estate and all right, title, interest, claim and demand thereto and the right of redemption thereof, in one or more parts, at any such place or places, and at such time or times and upon such notice and terms as the Indenture Trustee may deem appropriate and as may be required by law and apply the proceeds thereof in accordance with the provisions of this Section 7.2. Upon such sale the Indenture Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. Nevertheless, the Issuer, if so requested by the Indenture Trustee, shall ratify and confirm any sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all such instruments as may be necessary or in the judgment of the Indenture Trustee proper for the purpose which may be designated in such request.

         So long as Notes are Outstanding under this Indenture, if and whenever all overdue installments of interest on each Series of Notes, together with the reasonable and proper charges, expenses and liabilities of the Indenture Trustee and the Holders thereof, their respective agents and attorneys, and all other sums payable by the Issuer under this Indenture including the principal of and accrued and unpaid interest on each Series of Notes which shall then be payable by declaration or otherwise, shall either be paid in full by or for the account of the Issuer or provision satisfactory to the Indenture Trustee shall be made for such payment, and all Events of Default under this Indenture or the Notes shall be made good or secured to the satisfaction of the Indenture Trustee or provision deemed by the Indenture Trustee to be adequate shall be made therefor, thereupon the Issuer and the Indenture Trustee shall be restored, respectively, to their former positions and rights under this Indenture, and all Revenues shall thereafter be applied as provided in Article 4 hereof and the related Terms Supplement.

         SECTION 7.3. SUITS AT LAW OR IN EQUITY; DIRECTION OF ACTION BY HOLDERS. If an Event of Default shall occur and shall not have been remedied, then and in every such case, the Indenture Trustee, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Holders or in any one or more of such capacities by its agents and attorneys, shall be entitled and empowered to proceed forthwith to institute such suits, actions and proceedings at law or in equity for the collection of all sums due in connection with the Notes and to protect and enforce its rights and the rights of the Holders under this Indenture for the specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for an accounting as trustee of an express trust, or in the enforcement of any legal or equitable right as the Indenture Trustee, being advised by counsel, shall deem most effectual to enforce any of its rights, or to perform any of its duties under this Indenture. The Indenture Trustee shall be entitled and empowered either in its own name or as a trustee of an express trust, or as attorney-in-fact for the Holders or in any one or more of such capacities, to file such proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Holders allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings. For this purpose the Indenture Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the respective Holders (and the successive Holders by taking and holding the same shall be conclusively deemed to have so appointed the Indenture Trustee) with authority to make and file in the respective names of the Holders any such proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings, and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all acts and things for and on behalf of the Holders as may be necessary or advisable in the opinion of the Indenture Trustee in order to have the respective claims of the Indenture Trustee and of the Holders allowed in any such proceedings and to receive payment of and on account of such claims.

         All rights of action under this Indenture may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any suit, action or other proceeding.

         The Indenture Trustee, at the request of the Holders of not less than two-thirds (2/3) in aggregate principal amount of the Notes then Outstanding, and upon being furnished with reasonable security and indemnity, shall take such steps and institute such suits, actions or proceedings for the protection and enforcement of the rights of the Holders of Notes to collect any amount due and owing from the Issuer or by injunction or other appropriate proceeding in law or in equity to obtain other appropriate relief.

         SECTION 7.4. SUITS BY INDIVIDUAL HOLDERS. Except as otherwise specifically provided in this Section 7.4, no Holder shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of any provision of, or the execution of any trust or for any remedy under, this Indenture unless (i) such Holder is a Holder of one or more Notes then Outstanding, and such Holder previously shall have given to the Indenture Trustee notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, (ii) the Holders of not less than two-thirds (2/3) in aggregate principal amount of the Notes then Outstanding shall have filed a written request with the Indenture Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued that such suit, action or proceeding be instituted, (iii) there shall have been offered to the Indenture Trustee reasonable security and indemnity against the costs, expenses and liability to be incurred therein or thereby, (iv) the Indenture Trustee for a period of thirty (30) days after the receipt by it of such notice, request and offer of indemnity shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding, or the Indenture Trustee shall at any time after such receipt have stated in writing that it shall not so proceed, and (v) no direction inconsistent with such written request shall have been given to the Indenture Trustee pursuant to Section 7.3 hereof; it being understood and intended that, except as otherwise above provided, no one or more Holders shall have any right in any manner whatsoever by its or their action to affect, disturb or prejudice the pledge created by this Indenture, or to enforce any right under this Indenture except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided for the benefit of Holders.

         Notwithstanding any other provision of this Indenture, the right of any Holder of any Note to receive payment of the principal of and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 7.5. REMEDIES NOT EXCLUSIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Indenture Trustee or the Holders is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Indenture or existing at law or in equity or by statute on or after the date of adoption of this Indenture.

         SECTION 7.6. WAIVERS OF DEFAULT. No delay or omission of the Indenture Trustee or of any Holder to exercise any right or power arising upon the happening of an Event of Default shall impair any right or power or shall be construed to be a waiver of any such Event of Default or to be an acquiescence therein and every power and remedy given by this Article 7 to the Indenture Trustee or to the Holders may be exercised from time to time and as often as may be deemed necessary by the Indenture Trustee or by such Holders.

         Prior to a declaration accelerating the maturity of the Notes as provided in Section 7.1 hereof, the Holders of not less than two-thirds (2/3) in principal amount of the Notes then Outstanding or their attorneys-in-fact duly authorized, may waive any past Default hereunder and its consequences except a Default (a) in payment when due of principal of or interest on any Outstanding Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder respectively, but no such waiver shall extend to any subsequent failure under this Indenture and its consequences with respect to the Notes. Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture. No such waiver shall extend to any subsequent or other failure or impair any right consequent thereon.

         SECTION 7.7. NOTICE OF EVENTS OF DEFAULT. The Indenture Trustee shall, within thirty (30) days after the time the Indenture Trustee becomes aware of the occurrence of an Event of Default, give notice to all Noteholders by registered mail or by overnight courier service of all Events of Default known to the Indenture Trustee, unless such Event of Default shall have been cured before the giving of such notice.

         SECTION 7.8. CONTROL BY NOTEHOLDERS. The Noteholders of a majority of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                         (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                        (ii) subject to the terms hereof, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Noteholders of not less than 100% of the Outstanding Notes;

                       (iii) if the conditions set forth herein have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                        (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Upon any such waiver, such Default shall cease but to exist and be deemed to have been cured and not to have occurred for every purpose of this indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         SECTION 7.9. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Outstanding Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note.

         SECTION 7.10. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indentures and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

                                    ARTICLE 8

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 8.1. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date for a Series and (ii) three months after the last Record Date for such Series, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders of such Series as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 8.2. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 8.1 and the name and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 8.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders owning not less than 25% of the Outstanding Amount of the Notes to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Issuer and the Administrator thereof by providing to the Issuer and the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         (d) On each Distribution Date, the Indenture Trustee shall provide to each Noteholder of record as of the related Record Date the information provided by the Administrator or the Owner Trustee to the Indenture Trustee on the related Determination Date pursuant to the Administration Agreement.

         (e) The Indenture Trustee shall furnish to the Noteholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

         SECTION 8.3. REPORTS BY ISSUER. (a) If the issuance of any Series of Notes has been registered under the Securities Act of 1933, as amended, the Issuer shall:

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
                         (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                        (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                       (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders of the related Series described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 8.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.


                                    ARTICLE 9

                     AMENDING AND SUPPLEMENTING OF INDENTURE

         SECTION 9.1. AMENDING AND SUPPLEMENTING OF INDENTURE WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of any Noteholders but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                         (i) to correct or amplify the description of any property at any time subject to the lien of each Terms Supplement, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of each Terms Supplement, or to subject to the lien of each Terms Supplement additional property;

                        (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                       (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders of all Notes or of the Notes of any Series, or to surrender any right or power herein conferred upon the Issuer;

                        (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                         (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Noteholders of any Series;

                        (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

                       (vii) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Series of Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                      (viii) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Terms Supplement;

                        (ix) to modify or eliminate any of the terms of this Indenture; provided, however, that

                           (A) such supplemental indenture shall expressly
                  provide that any such modifications or eliminations shall not be effective with respect to any Outstanding Note of any Series created prior to the execution of such supplemental indenture; and

                           (B) the Indenture Trustee may, in its discretion,
                  decline to enter into any such supplemental indenture which, in its opinion, would adversely affect its own rights, duties or immunities;

                         (x) to provide for the issuance of Notes of any Series (including Notes of a Series theretofore authorized and then Outstanding) or any Class within such Series in bearer form with coupons ("Bearer Notes") and for the exchangeability of Bearer Notes and Notes of the same Series and Class issued in registered form ("Registered Notes"); any such supplemental indenture may provide for payments on Bearer Notes only outside the United States and for appointment of a foreign Paying Agent that is acceptable to the Rating Agencies that rated the initial Series of the Notes and may also contain any provisions as may in the Issuer's judgment be necessary, appropriate or convenient (a) to permit the Notes to be issued and sold to or held in bearer form by non-United States persons, (b) to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to payments on the Notes,
         (c) to comply, or facilitate compliance, with other applicable laws or regulations, (d) to provide for usual and customary provisions for communication (by notice, publication, maintenance of lists of holders of Bearer Notes who have provided names and addresses for such purpose, or otherwise) with holders of Bearer Notes, or (e) to otherwise effectuate provisions of the issuance of Bearer Notes and their exchangeability with Registered Notes; or

                        (xi) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may also, without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not adversely affect the ratings then assigned to any Notes or Certificates, as evidenced by an Officer's Certificate to such effect delivered to the Indenture Trustee (upon which the Indenture Trustee may conclusively rely), accompanied by letters from each Rating Agency (or other evidence satisfactory to the Indenture Trustee) confirming that the adoption of such indenture or indentures will not adversely affect the ratings then assigned by such Rating Agency to any Notes or Certificates Outstanding.

         SECTION 9.2. AMENDMENT OF INDENTURE WITH CONSENT OF HOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, and with prior notice to and the consent of the Noteholders of not less than a majority of the Outstanding Amount of all the Notes in case Outstanding Notes of all Series are to be affected or with the consent of the Noteholders of not less than a majority of the Outstanding Amount of the Notes to be affected in case one or more, but less than all, of the Series of Outstanding Notes are to be affected, by act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to such Series or of modifying in any manner the rights of the Noteholders of such Series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholders of each Outstanding Note affected thereby:

                         (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article IV, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                        (ii) reduce the percentage of the Outstanding Amount of the Notes of any Series, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this indenture;

                       (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                        (iv) reduce the percentage of the Outstanding Amount of the Notes of any Series required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to Section 7.1;

                         (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

                        (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date; or

                       (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of any Note of the security provided by the lien of this Indenture.

         It shall not be necessary for any act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders of the Notes of each Series to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution or such supplemental indenture is authorized or permitted by this indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this indenture or otherwise.

         SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes of each Series affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.6. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX which relates to the Series of which such Notes are a part may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture which relates to the Series of which such Notes are a part may be prepared and executed by the issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of such Series.

                                   ARTICLE 10

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                  SUBSTITUTION AND RELEASE OF INDENTURE ESTATE

         SECTION 10.1. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to a Series of Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes of such Series, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder and
(v) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (A)      either

                           (1) all Notes of such Series theretofore
                  authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced as provided in Section 2.8 and (ii) Notes for whose payment money has been deposited in trust as provided in Section 5.9) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes of such Series not theretofore
                  delivered to the Indenture Trustee for cancellation

                                  (i)       have become due and payable, or

                                 (ii)       will become due and payable within
                  one year,

                  and the Issuer, in the case of (i) or (ii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Series of Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Maturity Date;

                           (B) the Issuer has paid or caused to be paid all
                  other sums payable hereunder by the Issuer with respect to such Series; and

                           (C) the Issuer has delivered to the Indenture Trustee
                  an Officer's Certificate of the Issuer an Opinion of Counsel and an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
                  Section 11.10(a) and, subject to Section 11.11 each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Series have been complied with.

         SECTION 10.2. APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Section 10.1(A) hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Noteholders of the particular Notes for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principle and interest; but such moneys need not be segregated from other funds except to the extent required herein or required by law.

         SECTION 10.3. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to a Series of Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Series of Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 5.9 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 10.4. RELEASE OF INDENTURE TRUST ESTATE. (a) In connection with any release of Financed Loans to which the Issuer is entitled pursuant to this
Section 10.4 and the related Terms Supplement, the Indenture Trustee shall execute appropriate instruments to release such Financed Loans from the lien of any Terms Supplement, or convey the Indenture Trustee's interest in the same. No party relying upon an instrument so executed by the Indenture Trustee shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of any Terms Supplement and release to the Owner Trustee for the benefit of the Certificateholders any funds then on deposit in the Funds and Accounts.

         (c) The Indenture Trustee shall release property from the lien of each Terms Supplement pursuant to this Section 10.4 only upon receipt of an Issuer Request accompanied by an Officer's Certificate of the Issuer and an Opinion of Counsel (and if required by the TIA, Independent Certificates) in accordance with TIA Sections 314(c) and 314(d) (1) meeting the applicable requirements of Section 11.10.

         (d) On any Distribution Date on or after which the Balance in the applicable Account of the Student Loan Portfolio Fund is equal to or less than a certain percentage (as specified in the related Terms Supplement) of the Initial Pool Balance with respect to the Financed Loans in such Account, the Seller may repurchase such Financed Loans at a purchase price equal to the outstanding principal balance of such Financed Loans, plus accrued and unpaid interest. The proceeds of the sale of such Financed Loans shall be credited to the applicable subaccount in the Note Payment Account within the Note Fund and used on that Distribution Date for mandatory distributions of principal.

         (e) Each Noteholder, by acceptance of a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture as set forth in this Section 10.4 and Sections 2.14, 4.4, 5.2, 5.4 and 5.5 hereof, and each Noteholder, by acceptance of a Note, consents to any such release.

         SECTION 10.5. OPINION OF COUNSEL. The Indenture Trustee shall receive at least five days' notice when requested by the Issuer to take any action pursuant to Section 10.4, accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         SECTION 10.6. NOTES NOT PRESENTED FOR PAYMENT WHEN DUE; MONEYS HELD FOR THE NOTES AFTER DUE DATE THEREOF. Subject to the provisions of the next sentence of this Section 10.6, if any Note shall not be presented for payment when the principal thereof shall become due, whether at maturity or at the date fixed for the redemption thereof, or otherwise, and if moneys and/or Investment Securities shall at such due date be held by the Indenture Trustee, in trust for that purpose sufficient and available to pay the principal of such Note, together with all interest due on such principal to the due date thereof, or to the date fixed for redemption thereof, as the case may be, all liability of the Issuer for such payment shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Indenture Trustee, to hold said moneys and/or Investment Securities without liability to the Holder of such Note for interest thereon, in trust for the benefit of the Holder of such Note, who thereafter shall be restricted exclusively to said moneys and/or Investment Securities for any claim of whatever nature on its part on or with respect to said Note, including for any claim for the payment thereof; provided, however, that any such moneys and/or Investment Securities held by the Indenture Trustee remaining unclaimed by the Holders of such Notes for three (3) years after the principal of the respective Notes with respect to which such moneys and/or Investment Securities have been so set aside has become due and payable (whether at maturity or upon redemption or otherwise) shall be paid to the Issuer free from the trusts created by this Indenture, and all liabilities of the Indenture Trustee with respect to such moneys and/or Investment Securities shall cease.

                                   ARTICLE 11

                                  MISCELLANEOUS

         SECTION 11.1. BENEFITS OF INDENTURE. With the exception of rights or benefits herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Notes is intended or shall be construed to confer upon or give to any person other than the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders, any legal or equitable right, remedy or claim under or by reason of or in respect to this Indenture or any covenant, condition, stipulation, promise, agreement or provision herein contained in this Indenture, and all of the covenants, stipulations, promises, agreements and provisions hereof are intended to be and shall be for and inure to the sole and exclusive benefit of the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from time to time as herein and therein provided.

         SECTION 11.2. INDENTURE BINDING UPON SUCCESSORS OR ASSIGNS OF THE ISSUER. All the terms, provisions, conditions covenants, warranties and agreements contained in this Indenture shall be binding upon the Issuer and the successors and assigns of the Issuer, and shall inure to the benefit of the Indenture Trustee, its successors or substitutes in trust and assigns, and the Noteholders.

         SECTION 11.3. EFFECT OF LEGAL HOLIDAYS. Whenever this Indenture requires any action to be taken on a day which is not a Business Day, such action shall be taken on the next succeeding Business Day (except as otherwise expressly provided herein) with the same force and effect as if taken on such day.

         SECTION 11.4. PARTIAL INVALIDITY. If any one or more of the covenants or agreements or portions thereof provided in this Indenture on the part of the Issuer or the Indenture Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Indenture and the invalidity thereof shall in no way affect the validity of the other provisions of this Indenture or of the Notes, and the Noteholders shall retain all the rights and benefits accorded to them hereunder and under any applicable provisions of law.

         SECTION 11.5. NOTICES; NOTICE TO NOTEHOLDERS; WAIVER. Except as otherwise expressly provided herein, any notice to or demand upon the Indenture Trustee may be served or presented, and such demand may be made, at the principal corporate trust office of the Indenture Trustee, which at the date of adoption of this Indenture is located at Two International Place, Boston, Massachusetts 02211, Attention: Corporate Trust Department, or at such other address as may have been designated by the Indenture Trustee in accordance with this Indenture. Except as otherwise expressly provided herein, any notice to or demand upon the Issuer may be served or presented, and such demand may be made, to Nellie Mae Education Loan Trust in care of Fleet National Bank, Corporate Trust Department at One Federal Street, Boston, Massachusetts 02110 with a copy to the Administrator, Nellie Mae, Inc., 50 Braintree Hill Park, Suite 300, Braintree, Massachusetts 02184, Attention: John F. Remondi, Treasurer, or to the Issuer at such other address or numbers as may have been filed in writing by the Issuer with the Indenture Trustee. Any notice required to be in writing shall be deemed to be in writing if given by telex, telecopier or other method which produces a legible written record.

         Notices required to be given to the Rating Agencies shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Fitch, at the following address: Fitch Investors Service, Inc., Municipal Structured Finance Group, One State Street Plaza, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         SECTION 11.6. GOVERNING LAW. This Indenture shall be construed and interpreted in accordance with the laws of the Commonwealth without regard to the conflicts of law principles of such state.

         SECTION 11.7. EFFECT OF ARTICLE AND SECTION HEADINGS AND TABLE OF CONTENTS. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto, shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this Indenture.

         SECTION 11.8. SUSPENSION OF MAIL. If because of the suspension of delivery of first class mail or, for any other reason, the Indenture Trustee shall be unable to mail by the required class of mail any notice, request, complaint, demand or other instrument or document required to be mailed hereby, the Indenture Trustee shall give it in any other manner which shall approximate most effectively the mailing thereof in accordance herewith in the judgment of the Indenture Trustee. The giving of that notice, request, complaint, demand or other instrument or document in that manner shall be deemed for all purposes of this Indenture to be in compliance with the requirement for the mailing thereof. Except as provided otherwise herein, the mailing of any notice, request, complaint, demand or other instrument or document shall be deemed to be complete upon deposit thereof in the mail, and the giving thereof by any other means of delivery shall be deemed to be complete upon receipt thereof by the delivery service.

         SECTION 11.9. EXECUTION COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document. It shall not be necessary in proving this Indenture to produce or account for more than one of those counterparts.

         SECTION 11.10. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with (and an Independent Certificate from a firm of certified public accountants) meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                         (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                        (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                       (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Other than any property released as contemplated by clause (iii) below, whenever any property or securities are to be released from the lien of this Indenture and the related Terms Supplements, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value

         (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                        (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (iii) below, or securities released from the lien of this Indenture and the related Terms Supplements since the commencement of the then-current calendar year, as set forth in the certificates required by clause (i) above and this clause (ii) equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes Outstanding.

                       (iii) Notwithstanding Section 2.14 or any other provisions of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell, service, convey, administer, manage or otherwise dispose of Financed Loans as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Funds and Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing six months after the first issuance of a Series of Notes, an Officer's Certificate of the Issuer stating that all the dispositions of any portion of the Indenture Trust Estate described in clauses (A) or (B) above that occurred during the immediately preceding six calendar months were applied in accordance with the Basic Documents.

         SECTION 11.11. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.12. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.13. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expenses accompanied by an Opinion of Counsel (which may be counsel to the Issuer or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.14. TRUST OBLIGATIONS. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity or (ii) any partner, owner, beneficiary, custodian, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.15. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 11.16. USURY. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum non usurious rate of interest allowed by the applicable laws of the United States or the Commonwealth (whichever shall permit the higher rate), which could lawfully be contracted for charged or received (the "Highest Lawful Rate"). If any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Noteholder of such Note, and the Issuer, and the Noteholder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess and, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid.

         IN WITNESS WHEREOF, the Issuer has caused this Indenture to be signed in its name and on its behalf, and State Street Bank and Trust Company, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be signed in its name and on its behalf by one of its officers thereunto duly authorized, all as of the date first above written.

                                  NELLIE MAE EDUCATION LOAN TRUST

                                  by Fleet National Bank, as Owner Trustee


                                  By:__________________________________


                                  STATE STREET BANK AND TRUST COMPANY,
                                           as Indenture Trustee


                                  By:__________________________________
                                           Responsible Officer

                                                                       EXHIBIT A


                              DEFINITIONS AND USAGE

                                   Definitions

         "Account" shall mean any of the accounts established by the Indenture.

         "Acquisition Account" shall mean the Account so designated and established in the Student Loan Acquisition Fund by Section 4.3 of the Indenture.

         "Additional Financed Loans" shall mean the Financed Loans to be transferred to the Owner Trustee during a Funding Period pursuant to the related Sales Agreement, each of which will be listed on Schedule A to the related Transfer Agreement.

         "Administration Account" shall mean the Account so designated and established in the Services Fund by Section 4.7 of the Indenture.

         "Administration Agreement" shall mean the Administration Agreement dated as of June 1, 1996, among the Issuer, the Owner Trustee, the Indenture Trustee and the Administrator, as amended from time to time.

         "Administrator Default" shall have the meaning specified in the Administration Agreement.

         "Administration Fee" shall mean, as of any date of calculation, the sum owed to the Administrator pursuant to the terms of the Administration Agreement.

         "Administration Requirement" shall mean, as of any date of calculation and with respect to a particular Series, the Administrative Expenses due as of such date with respect to such Series.

         "Administrative Expenses" shall mean the fees and expenses of the Indenture Trustee, the Owner Trustee, the Authenticating Agent, the Administrator and the Servicer, provided, however, that the fees and expenses described shall not exceed any amount specified in the related Terms Supplement.

         "Administrator" shall mean Nellie Mae, Inc., a Massachusetts non-profit corporation, or any successors or assigns.

         "Affiliate" shall mean, with respect to any specified person, any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Authenticating Agent" shall mean the Indenture Trustee and any bank, trust company or other financial institution designated by the Indenture Trustee as authenticating agent for the Indenture Trustee hereunder, or any successor or successors thereto appointed pursuant to Section 6.8 of the Indenture.

         "Authorized Denominations" shall mean, with respect to the initial offering of the Securities, $20,000 or any integral multiple thereof, and in all other respects shall mean $1,000 or any integral multiple thereof.

         "Authorized Officer," when used with reference to the Issuer, shall mean any officer of the Owner Trustee or the Administrator, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date relating to the initial issuance of a Series of Notes.

         "Balances" when used with reference to any Account or Fund shall mean the sum of the following assets in or deposited to the credit of such Account or
Fund: (i) Investment Securities computed at the Value of Investment Securities;
(ii) Financed Loans computed at the Outstanding balance of their principal amounts plus accrued but unpaid interest; and (iii) lawful money of the United States.

         "Basic Documents" shall mean the Trust Agreement, the Indenture, each Terms Supplement, each Trust Supplement, the Sales Agreement, the Purchase Agreement, the Administration Agreement, the Servicing Agreement and other documents and certificates to be delivered in connection therewith and all amendments and supplements thereto.

         "Benefit Plan" shall mean any (i) employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to the provisions of Title I of ERISA,
(ii) plans described in Section 4975 (e)(1) of the Code, including individual retirement accounts described in Section 408(a) of the Code or Keogh plans or
(iii) or any entity (including an insurance company general account) whose underlying assets include plan assets by reason of a plan's investment in such entity.

         "Book-Entry Certificate" shall mean a beneficial interest in the Certificates, ownership and transfer of which shall be made through book entries by a Securities Depository as described in Section 3.11 of the Trust Agreement.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the City of Boston, Massachusetts, or New York, New York are required or authorized by law or executive order to close.

         "Capitalized Interest" shall mean all interest which has been accrued but not paid on Financed Loans for which the borrower is entitled to elect, and has elected, to defer payments of principal of and interest on such Loan.

         "Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit B to the Trust Agreement.

         "Certificate Balance" shall equal, initially, the Initial Certificate Balance and, thereafter, shall equal the Initial Certificate Balance increased by the principal balance of each subsequent Class of Certificates issued pursuant to a Trust Supplement and reduced by all amounts allocable to principal previously distributed to Certificateholders. Notwithstanding the foregoing, where any provision of the Trust Agreement or a Trust Supplement permits or authorizes Certificateholders holding a specified percentage or amount of the Certificate Balance to take any action or grant any approval, the holders of the Certificates shall be deemed to have a Certificate Balance equal to 99%.

         "Certificate Fund" shall mean the fund so designated and established by
Section 5.1 of the Trust Agreement.

         "Certificate Interest Account" shall mean the Account so designated and established in the Certificate Fund by Section 5.1 of the Trust Agreement.

         "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the person who is the beneficial owner of such Book- Entry Certificate, as reflected on the books of the Securities Depository, or on the books of a person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

         "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement, which shall initially be the Owner Trustee.

         "Certificate Payment Account" shall mean the Account so designated and established in the Certificate Fund by Section 5.1 of the Trust Agreement.

         "Certificate Interest Rate" shall mean, with respect to any Class of Certificates, the per annum rate determined as set forth in the related Trust Supplement.

         "Certificate Register" and "Certificate Registrar" shall mean the register and the registrar appointed pursuant to the Trust Agreement.

         "Certificateholder" shall mean a person in whose name a Certificate is registered in the Certificate Register.

         "Certification," "Instruction," "Order," "Request" or "Requisition" of the Issuer, as the case may be, shall mean, respectively, a certification, direction, instruction, order, request or requisition which shall, unless otherwise specifically provided herein, be in writing and signed in the name of the Issuer by an Authorized Officer.

         "Class" shall mean, (i) with respect to any Series of Notes, all Notes of such Series whose final installment of principal has the same Maturity Date and (ii) with respect to the Certificates, all Certificates whose final installment of principal has the same Maturity Date.

         "Closing Date" shall mean, with respect to Certificates, the date identified as such in the related Trust Supplement and, with respect to Notes, the date identified as such in the related Terms Supplement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collector" shall mean the Administrator or collection agency retained by the Administrator to collect amounts outstanding on Financed Loans upon acceleration after default.

         "Commonwealth" shall mean The Commonwealth of Massachusetts.

         "Cost of Issuance Account" shall mean the Account so designated and established in the Services Fund by Section 4.7 of the Indenture.

         "Costs of Issuance" for each Series of Notes or Certificates shall mean all items of expense allocable to the authorization, issuance, sale and delivery of such Series of Notes or Certificates, including without limitation costs of planning and feasibility studies, costs of financial advisory, legal, accounting and management services and services of other consultants and professionals and related charges, fees and disbursements, costs of preparation and reproduction of documents, costs of preparation and printing of any offering document relating to the Notes or Certificates, advertising and printing costs, filing and recording fees, any initial fees and charges of the Indenture Trustee, Authenticating Agent or Owner Trustee, rating agency fees, costs of preparation, execution, transportation and safekeeping of Notes or Certificates, and any other costs, charges or fees incurred in connection with the issuance of the Notes or Certificates.

         "Cumulative Default Rate," with respect to any Series, shall have the meaning set forth in the related Terms Supplement.

         "Custodian," shall mean USA Loan Services, Inc., a Delaware corporation, its corporate successor or assigns and any other organization with which the Indenture Trustee and the Issuer have entered into or will enter into in a custody agreement.

         "Custody Agreement" shall mean the agreement to be entered into among the Indenture Trustee, the Custodian and the Issuer regarding the custody of the promissory notes signed by the obligors of the Financed Loans.

         "Debt Service Reserve Fund" shall mean the fund so designated and established by Section 4.2 of the Indenture.

         "Defaulted Loan" shall mean a Financed Loan which is more than 180 days delinquent in payment of principal or interest.

         "Deferred Interest" with respect to each Series and Class of Notes shall have the meaning set forth in the related Terms Supplement and with respect to each Class of Certificates shall have the meaning set forth in the related Trust Supplement.

         "Definitive Certificates" shall have the meaning specified in Section
3.13 of the Trust Agreement.

         "Depositor" shall mean the Seller in its capacity as depositor under the Trust Agreement.

         "Distribution Date" shall mean as to each Series and Class of Notes and to each Class of Certificates, the fifteenth (15th) day of each month.

         "Dollar" and "$" shall mean the lawful currency of the United States of America.

         "DTC Representation Letter" shall have the meaning set forth in Section
2.12 of the Indenture.

         "Event of Default" shall have the meaning specified in Section 7.1 of the Indenture.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Financed Loan" shall mean any Loan which, from time to time, is assigned by the Issuer to the Indenture Trustee to serve as security for the payment of all amounts due to Noteholders under the Notes and included in the Student Loan Portfolio Fund. The initial Financed Loans subject to the lien of the Indenture shall be listed on the Schedule of Financed Loans set forth in Schedule A to the Sales Agreement. The Financed Loans to be pledged by the Issuer to the Indenture Trustee in connection with the issuance of

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
each additional Series of Notes shall be listed on the Schedule of Financed Loans appearing on Schedule A to the related Supplemental Sales Agreement. A master Schedule of Financed Loans listing all Financed Loans shall be maintained by the Issuer. Each Schedule of Financed Loans shall be amended from time to time by the Issuer to reflect accurately the Financed Loans then subject to the lien of the Indenture.

         "Fitch" shall mean Fitch Investors Service, Inc. (whose address is One State Street Plaza, New York, New York 10004) and its corporate successors.

         "Fund" shall mean any of the Funds established by the Indenture or the Trust Agreement.

         "Funding Period," with respect to each Series, shall have the meaning set forth in the related Terms Supplement.

         "Guarantor" shall mean TERI or Penn, as applicable or any other guarantor as specified in the related Terms Supplement; provided that the Trust shall notify the Rating Agencies prior to entering into any other guaranty agreement.

         "Guaranty Agreement" shall mean the TERI Guaranty Agreement or the Penn Guaranty Agreement, as applicable, including, in either case, any supplement or amendment thereto entered into in accordance with the provisions thereof, or any other guaranty agreement as specified in the related Terms Supplement.

         "Holder" or "Holders" shall mean a registered owner of the Notes or the Certificates, as the context requires.

         "Indenture" shall mean the Master Indenture and any Terms Supplement, each as from time to time amended or supplemented with respect to which the Notes issued thereunder are still Outstanding.

         "Indenture Trust Estate" shall mean (i) all Revenues; (ii) the Balances on deposit in all subaccounts, Accounts and Funds (whether derived from proceeds of sale of the Notes, from Revenues or from any other source, excluding the Certificate Fund); (iii) all rights, title, interest and privileges of the Issuer as owner of the Financed Loans in and to (a) the Financed Loans, including all promissory notes evidencing the indebtedness for Financed Loans and all related documentation, and all rights of the Issuer to receive any and all payments of any nature and from any source with respect to the Financed Loans, (b) each Guaranty Agreement insofar as it relates to Financed Loans, (c) the Administration Agreement, (d) the Servicing Agreement and (e) any Sales Agreements with the Seller with respect to the Financed Loans; (iv) all products and proceeds of any of the foregoing; and (v) all other property of every kind and nature which is now or from time to time hereafter pledged, assigned or transferred as and for security hereunder to the Indenture Trustee by the Issuer or by anyone on its behalf.

         "Indenture Trustee" shall mean State Street Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely as Indenture Trustee under the Indenture.

         "Independent" shall mean, when used with respect to any specified person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.10 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

         "Initial Certificate Balance" shall mean, with respect to any Class of Certificates, the amount identified as such in the related Trust Supplement.

         "Initial Certificate Interest Rate" shall mean, with respect to each Class of Certificates, the rate identified as such in the related Trust Supplement.

         "Initial Note Interest Rate" shall mean, with respect to each Class of Notes, the rate identified as such in the related Terms Supplement.

         "Initial Period" shall mean, as to any Class of Notes and Class of Certificates, the period commencing on the Closing Date and continuing with respect to each Class of Notes, through the day immediately preceding the Initial Rate Adjustment Date for such Class of Notes, and with respect to each Class of Certificates, through the day immediately preceding the Initial Rate Adjustment Date for such Class of Certificates.

         "Initial Pool Balance" shall mean, with respect to any Series, the sum of the related Pool Balance as of the Closing Date, plus the principal balance of each Additional Financed Loan purchased by the Issuer on each Transfer Date during the related Funding Period.

         "Initial Rate Adjustment Date" shall mean, as to any Class of Notes, the date specified in the related Terms Supplement, and with respect to any Class of Certificates, the date specified in the related Trust Supplement.

         "Insolvency Event" means, with respect to a specified person, (a) the filing or entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such person or any substantial part of its property, or ordering the winding-up or liquidation of such person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under such law, or the consent by such person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such person or any substantial part of its property, or the making by such person any general assignment for the benefit of creditors, or the failure by such person generally to pay its debts as such debts become due, or the taking of action by such person in furtherance of any of the foregoing.

         "Interest Period" shall mean, as to each Series and Class of Notes and each Class of Certificates, the Initial Period and thereafter each period commencing on a Rate Adjustment Date and ending on the day before the next Rate Adjustment Date.

         "Interest Rate" shall mean, with respect to each Class of Notes, the rate of interest per annum borne by such Class of Notes as set forth in the related Terms Supplement, and with respect to each Class of Certificates, the rate of interest per annum borne by such Class of Certificates as set forth in the related Trust Supplement.

         "Investment Securities" shall mean any of the following:

                  (a) direct obligations of, or obligations on which the timely payment of the principal of and interest on which are unconditionally and fully guaranteed by, the United States of America;

                  (b) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with any bank, trust company, national banking association or other depository institution (including the Indenture Trustee or any of its affiliates), provided that, at the time of deposit or purchase, (i) if such deposit, certificate or other arrangement shall be payable in more than one year, the depository institution shall have senior long-term debt rated by each Rating Agency in its highest rating category and (ii) if such deposit, certificate or other arrangement shall be payable in one year or less, the depository institution shall have short-term debt which is rated P1 by Moody's (if Moody's is rating such short-term debt) and F-1+ by Fitch (if Fitch is rating such short-term debt);

                  (c) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following agencies:
         Federal Farm Credit Banks; Federal Home Loan Mortgage Corporation; the Export-Import Bank of the United States; the Federal National Mortgage Association; the Tennessee Valley Authority; the Government National Mortgage Association; the Federal Financing Bank; the Farmers Home Administration;

                  (d) with the prior review of the Rating Agencies as to form, repurchase agreements and reverse repurchase agreements with banks (which may include the Indenture Trustee or any of its affiliates) which are members of the Federal Deposit Insurance Corporation, the outstanding, unsecured long-term debt securities of which are rated Aaa by Moody's and AAA by Fitch (if Fitch is rating such securities);

                  (e) overnight repurchase agreements and reverse repurchase agreements (i) with counterparties the outstanding, unsecured debt securities of which are rated P1 by Moody's and F1+ by Fitch and (ii) which are at least 102% collateralized by securities described in subparagraph (a) of this definition which are held by a third-party collateral agent in a segregated trust account;

                  (f) investment agreements or guaranteed investment contracts, secured by collateral securities or unsecured as the Issuer may determine, which may be entered into by and among the Issuer, the Indenture Trustee and any bank, bank holding company, corporation or any other financial institution whose outstanding, unsecured long term debt securities are rated AAA by Fitch (if Fitch is rating such securities) and Aaa by Moody's, or by an insurance company whose claims-paying ability is so rated, provided further that any such agreement must:

                                  (i)       clearly state the exact entity
                  guarantor, the value of invested funds guaranteed, the rate of guaranteed interest, and the termination date;

                                 (ii)       contain an unconditional,
                  irrevocable pledge by the guarantor and be written in favor of the Indenture Trustee;

                                (iii) not be cancelable for failure to pay any fees or premiums and its enforceability must be warranted;

                                 (iv)       provide that demands for funds be
                  honored on terms and conditions determined by the Issuer and the issuer of such agreement and be credited to the Indenture Trustee in immediately available funds;

                                  (v)       clearly establish the basis for
                  compounding or computation of interest, and provide that all guaranteed interest accrue to the payment date;

                                 (vi)       provide that failure to meet
                  collateral or other provisions shall result in acceleration of the agreement at the option of the Issuer or of the Indenture Trustee acting on behalf of the Issuer and provide that merger or acquisition of the issuer of the agreement, or assumption of the obligations of the agreement, with or by another entity if combined with a credit or claims paying ability rating downgrade below the standards set forth in this subsection (f) shall result in acceleration of the agreement at the option of the Issuer or of the Indenture Trustee acting on behalf of the Issuer (after confirmation by Moody's and Fitch that such acceleration will not affect the ratings assigned to the Notes); and may provide that other designated events relating to the issuer of the agreement or its parent or any related entity, if combined with a credit or claims paying ability rating downgrade below the standards set forth in this subsection (f) shall result in acceleration of the agreement at the option of the Issuer (or Indenture Trustee acting on behalf of the Issuer); and

                                (vii)       be accompanied by an Opinion of
                  Counsel, on which the Indenture Trustee may conclusively rely, stating that such agreement satisfies the requirements of clauses (i) through (vi) above;

                  (g) any debt instrument rated Aaa by Moody's and AAA by Fitch (if Fitch is rating such debt instrument);

                  (h) commercial paper rated P1 by Moody's and F1+ by Fitch (if Fitch is rating such commercial paper);

                  (i) shares of a money market or mutual fund, provided that the fund is rated AAAm or AAAm-G by Moody's and Fitch, (if Fitch is rating such securities); and

                  (j) any other investment agreement or guaranteed investment contract approved in writing by each Rating Agency.

                  Notwithstanding the foregoing, investments described in subparagraphs (g) and (h) shall not include any "margin security" as such term is defined in Regulation T of the Board of Governors of the Federal Reserve System or any "margin stock" as such term is defined in Regulation G, U or X of the Board of Governors of the Federal Reserve System.

         "Issuer" shall mean the Nellie Mae Education Loan Trust established under the Trust Agreement until a successor replaces it and, thereafter, shall mean the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor of the Notes.

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
         "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "LIBOR Rate" shall mean, with respect to any Class of Notes or Class of Certificates, the rate per annum equal to (a) the annual rate of interest published or reported by the Telerate Service (by reference to the screen page currently designated as "Page 3750" on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. dollar deposits) as of 11:00 a.m., London time, on the Rate Determination Date for a one month period, or (b) if such a rate does not appear on Telerate Page 3750, the "LIBOR Rate" for the given day shall be the arithmetic mean of the offered rates for dollar deposits for a one month period commencing on the Rate Determination Date, which rate appears on Reuters LIBO Page as of 11:00 a.m., London time, on the Rate Determination Date. If the rate described above does not appear on Telerate Page 3750 and fewer than two rates appear on Reuters LIBO Page, the "LIBOR Rate" for the applicable Rate Determination Date shall be determined in good faith by the Indenture Trustee from such source as it shall determine to be comparable to Telerate Page 3750 and Reuters LIBO Page.

         "LIBOR Rate Certificates" shall mean a Class of Certificates for which the related Interest Rate is based upon LIBOR.

         "LIBOR Rate Notes" shall mean a Class of Notes for which the related Interest Rate is based upon LIBOR.

         "Lien" shall mean a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and other liens, if any, which attach to the respective Financed Loan by operation of law as a result of any act or omission.

         "Loan" or "Loans" shall mean any loan acquired by the Issuer from the Seller.

         "Master Indenture" shall mean the Master Trust Indenture dated as of June 1, 1996 between the Issuer and the Indenture Trustee, as amended or supplemented from time to time.

         "Maturity Date" shall mean, as to each Series and Class of Notes, the stated maturity date identified as such in the related Terms Supplement and, as to each Class of Certificates, the stated maturity date identified as such in the related Trust Supplement.

         "Minimum Authorized Denomination" shall mean, with respect to the initial offering of the Securities, $20,000, and in all other respects shall mean $1,000.

         "Moody's" shall mean Moody's Investors Service, Inc. (whose address is 99 Church Street, New York, New York 10007-2796, Attention: ABS Monitoring Department, and its corporate successors.

         "Net Loan Rate" shall mean, with respect to any Series, the rate identified as such in the related Terms Supplement.

         "Noteholder" shall mean any person who shall be the registered owner of any Note or the duly authorized attorney-in-fact or representative of such person.

         "Note Rate" shall mean, with respect to each Class of Notes, the per annum rate determined as set forth in the related Terms Supplement.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.6 of the Indenture.

         "Notes" shall mean the Asset-Backed Notes issued pursuant to the Master Indenture and a related Terms Supplement.

         "Note Fund" shall mean the Fund so designated and established by
Section 4.6 of the Indenture.

         "Note Interest Account" shall mean the Account so designated and established in the Note Fund by Section 4.6 of the Indenture.

         "Note Payment Account" shall mean the Account so designated and established in the Note Fund by Section 4.6 of the Indenture.

         "Office of the Authenticating Agent" shall mean the Principal Corporate Trust Operations Office of the Indenture Trustee or any designated Authenticating Agent.

         "Officer's Certificate" shall mean a document signed by an Authorized Officer of the Issuer either attesting to or acknowledging the circumstances, representations or other matters therein stated or set forth or directing that an action be taken by the person to whom such document is addressed.

         "Opinion of Counsel" shall mean an opinion in writing of a legal counsel acceptable to the Issuer, the Indenture Trustee, the Owner Trustee, the Seller, the Servicer or the Administrator, as applicable.

         "Outstanding," (A) when used with respect to Notes, shall refer to any Notes executed, authenticated, issued and delivered under this Indenture other than Notes (i) for the transfer or exchange of or in lieu of which other Notes shall have been authenticated and delivered by the Indenture Trustee pursuant to the Indenture, (ii) which have been canceled or (iii) which at the time are deemed not to be Outstanding under the Indenture by reason of the limitation of
Section 6.3 of the Indenture, (B) when used with respect to Certificates, shall refer to any Certificates executed, authenticated, issued and delivered under the Trust Agreement other than Certificates (i) for the transfer or exchange of or in lieu of which other Certificates shall have been authenticated and delivered by the Owner Trustee pursuant to the Trust Agreement or (ii) which have been canceled, and (C) when used with respect to Financed Loans, shall mean the principal balance unpaid as of the applicable date.

         "Outstanding Amount" shall mean the aggregate principal amount of all Notes, or Series or Class of Notes, or all Certificates, or Class of Certificates, as applicable, Outstanding as of the date of determination.

         "Owner Trustee" shall mean Fleet National Bank, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

         "Penn" shall mean The Trustees of the University of Pennsylvania.

         "Penn Guaranty Agreement" shall mean the Penn Graduate Loan Program Agreement dated as of September 1, 1992, as amended, between Nellie Mae, Inc. and Penn, insofar as it pertains to Financed Loans.

         "Pool Balance" shall mean, at any time, the aggregate principal balance of the Financed Loans at the end of the preceding Interest Period (including accrued interest thereon for such Interest Period to the extent such interest will be capitalized), after giving effect to the following, without duplication: (i) all payments in respect of principal received by the Trust during such Interest Period from or on behalf of borrowers and Guarantors,
(ii) the principal portion of the purchase price of all Financed Loans purchased from the Trust for such Interest Period from the Seller, the Administration or the Servicer, and (iii) the principal portion of all Additional Financed Loans made from the Pre-Funding Account with respect to such Interest Period.

         "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Section 4.3 of the Indenture.

         "Principal Corporate Trust Operations Office" shall mean the principal corporate trust operations office of the Indenture Trustee in Boston, Massachusetts, or such other office as may be designated by written notice of the Indenture Trustee to the Issuer and each Noteholder at the address of such Noteholder as it appears on the books of registry maintained in accordance with
Section 2.6 of the Indenture.

         "Principal Factor" shall have the meaning set forth in Section 3.1(a) of the Indenture.

         "Purchase Agreement" shall mean the Master Terms Purchase Agreement dated June 1, 1996 between Nellie Mae, Inc. and Nellie Mae Funding, LLC, as amended from time to time.

         "Rate Adjustment Date" shall mean, with respect to each Class of Notes and each Class of Certificates, the date on which the applicable Interest Rate for such Class of Notes or Certificates, as appropriate, is effective and shall mean, with respect to each such Class of Notes and Certificates, the date of commencement of each related Interest Period.

         "Rate Determination Date" shall mean the second Business Day immediately preceding the Rate Adjustment Date for such Interest Period.

         "Rating Agency" shall mean (i) Moody's and (ii) Fitch, if the Notes are then rated by Fitch, or, if either of them no longer exists and has no successors, then any other rating agency, if any, of nationally recognized status then rating the Notes.

         "Record Date" shall mean the last day of the month.

         "Responsible Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers.

         "Reuters LIBO Page" shall mean the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the Reuters LIBO Page on that service for the purpose of displaying London interbank offered rates of major banks for Dollar deposits).

         "Revenue Fund" shall mean the Fund established by Section 4.5 of the Indenture.

         "Revenues" shall mean all revenues, receipts and moneys payable into or to the credit of the Revenue Fund pursuant to Section 4.5 of the Indenture and any interest earnings on Investment Securities credited to any other Fund or Account as provided in Section 4.9 of the Indenture.


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
         "Sales Agreement" shall mean the Master Terms Sales Agreement dated June 1, 1996, among the Issuer, the Seller and the Owner Trustee, as amended from time to time.

         "Securities" shall mean the Notes and the Certificates together.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Depository" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and shall initially be The Depository Trust Company.

         "Securities Depository Participant" shall mean a broker, dealer, bank, other financial institution or other person for whom from time to time a Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.

         "Seller" shall mean the Nellie Mae Education Funding, LLC, a Delaware limited liability company.

         "Series" shall mean a separate Series of Notes issued pursuant to the Master Indenture, which Series may, as provided in the related Terms Supplement, be divided into two or more Classes.

         "Servicer Default" shall mean an "Event of Default" as defined in the Servicing Agreement.

         "Servicer" shall mean USA Group Loan Services, Inc., a Delaware corporation, its corporate successors and assigns, and any other organization with which, after notice to the Rating Agencies, the Issuer has entered into or shall in the future enter into a Servicing Agreement providing for the administration, servicing and collection of, among others, the Financed Loans.

         "Services Fund" shall mean the Fund established by Section 4.7 of the Indenture.

         "Servicing Agreement" shall mean the Servicing Agreement between the Issuer and USA Group Loan Services, Inc. dated as of June 1, 1996, and any other similar servicing agreement entered into between the Issuer and a Servicer providing for the administration, servicing and collection of Financed Loans, in each case as originally executed and as amended or supplemented from time to time in accordance with the terms thereof and with the Indenture.

         "Servicing Fees" shall mean, as of any date of calculation, the sum owed to the Servicer pursuant to the terms of the Servicing Agreement.

         "Student Loan Acquisition Fund" shall mean the Fund established by
Section 4.3 of the Indenture.

         "Student Loan Portfolio Fund" shall mean the Fund established by
Section 4.4 of the Indenture.

         "Subaccount" shall mean any of the subaccounts established by the Indenture and the related Terms Supplement.

         "Supplemental Indenture" shall mean any supplement to or amendment of the Indenture entered into by the Issuer and the Indenture Trustee pursuant to and in accordance with the provisions of Article 9 of the Indenture.

         "Supplemental Purchase Agreement" shall mean any Supplemental Purchase Agreement between Nellie Mae and the Seller.

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
         "Supplemental Sales Agreement" shall mean any Supplemental Sales Agreement among the Seller, the Trust and the Owner Trustee.

         "TERI" shall mean The Education Resources Institute, Inc., a Massachusetts corporation.

         "TERI Guaranty Agreement" shall mean the Guaranty Agreement dated as of_________________________ , 1996 between the Issuer and TERI.

         "Terms Supplement" shall mean each Supplemental Indenture which authorizes a particular Series of Notes.

         "Transfer Agreement" shall mean a duly written assignment and bill of sale delivered by the Seller to the Owner Trustee and the Indenture Trustee evidencing the sale of Additional Financed Loans to the Issuer.

         "Transfer Date" shall mean each date on which the Issuer purchases Additional Financed Loans pursuant to a Supplemental Sales Agreement during a related Funding Period.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust Agreement" shall mean the Trust Agreement dated as of June 1, 1996 between the Depositor and the Owner Trustee, as amended and supplemented from time to time.

         "Trust Estate" shall mean all property of the Issuer from time to time, including all funds held by the Owner Trustee under the Trust Agreement and all rights of the Owner Trustee and the Trust pursuant to the Servicing Agreement, the Administration Agreement, the Sales Agreement and any Supplemental Sales Agreement.

         "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         "Trust Supplement" shall mean each supplement to the Trust Agreement that authorizes an issuance of a Class of Certificates.

         "Value of Investment Securities" shall mean, as to each Investment Security, the market value thereof, if available, and, if not, par if purchased at par, or the lower of cost or amortized value if purchased at other than par, or, with respect to Investment Securities described in subparagraph (e) of the definition thereof, the remaining scheduled principal amount of such obligation. The amortized value of any such obligation purchased at a premium or discount shall be computed in accordance with generally accepted accounting principles so as to recognize daily amortization of such premium or discount, provided that the value of any such obligation which is callable prior to maturity at the option of the issuer of such obligation shall be no greater than the price at which such obligation could be called. Valuation made on any particular date shall include the amount of interest earned or accrued to such date on any such moneys or investments.

                                      Usage

         Unless the context clearly indicates otherwise, or may otherwise require, (i) the term "person" includes a firm, partnership, joint venture, joint stock company, trust (including any beneficiary thereof), association, corporation (public or private), unincorporated organization, public body, public agency and a natural person, and shall also include an executor, administrator, trustee, receiver or other representative; (ii) the terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar terms, refer to the document as a whole and not to any particular section or subdivision thereof; and (iii) references to specific provisions of any public law or statute are to such provisions as they may be amended from time to time. The definitions set forth in this Exhibit A shall include both the singular and the plural, and the use of any pronoun shall include both the singular and the plural and shall include all genders.

                                                                       EXHIBIT B
                                 [FORM OF NOTE]

                        NELLIE MAE EDUCATION LOAN TRUST
                               ASSET-BACKED NOTES
                                  SERIES 199_

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

No. [    ]                                                             $_______


                    MATURITY       DATED
      CLASS           DATE         DATE           CUSIP



REGISTERED NOTEHOLDER:  CEDE & CO.

PRINCIPAL AMOUNT:       $______________________


            NELLIE MAE EDUCATION LOAN TRUST, a Massachusetts business trust
(the "Issuer"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Indenture Trust Estate) to
CEDE & CO. or registered assigns, upon presentation and surrender hereof on [Maturity Date] (subject to prior prepayment as described herein), the principal
sum of           DOLLARS ($         ) in lawful money of the United States of
America, and to pay interest thereon at the rates, on the dates and subject to the limitations as provided herein (but only out of said Indenture Trust Estate) in like lawful money. Unless otherwise defined in this Series 199_ Note, capitalized terms used in this Series 199_ Note shall have the respective meaning given to such terms in the Master Trust Indenture dated as of June 1, 1996 (the "Master Indenture"), as supplemented by the First Terms Supplement dated as of June 1, 1996 (the "Terms Supplement" and together, the "Indenture") between the Issuer and State Street Bank and Trust Company, as Indenture Trustee.

           This Series 199_ Note is one of a duly authorized issue of notes of the Issuer designated as "Nellie Mae Education Loan Trust Asset-Backed Notes, Series 199_", in the aggregate principal amount of $__________ issued under the authority of the Trust Agreement dated as of June 1, 1996 between the Depositor and the Owner Trustee and pursuant to the Indenture. The Series 199_ Notes are issued to finance the acquisition of Financed Loans, and to make certain deposits to the Trust Funds and Accounts.

           The Master Indenture provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional Notes on a parity with all Series of obligations issued or to be issued under the Indenture, for the purpose of providing additional funds for the acquisition of Financed Loans (said additional Notes, together with Series 199_ Notes, being collectively referred to herein as the "Notes").

           The Series 199_ Notes are being issued by means of a book-entry system with one Series 199_ Note certificate for each class and maturity of Series 199_ Notes immobilized at The Depository Trust Company, New York, New York ("DTC"), not available for distribution to the public, and evidencing ownership of the Series 199_ Notes in principal amounts of $1,000 of integral multiples thereof, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. Interest on the Series 199_ Note and principal of the Series 199_ Note, at maturity or upon earlier prepayment, will be paid in New York Clearing House or equivalent same-day funds to Cede & Co., as nominee of DTC, as registered owner of the Note. Transfer of principal and interest payments to participants of DTC is the responsibility of DTC; transfer of principal and interest payments to beneficial owners by participants of DTC will be the responsibility of such participants and other nominees of beneficial owners. The Series 199_ Notes shall be registered in the form of one registered Series 199_ Note for the aggregate principal amount of each maturity in the name of Cede & Co., as nominee of DTC, provided that if DTC shall request that the Series 199_ Notes be registered in the name of a different nominee, the Indenture Trustee shall exchange all or any portion of the Series 199_ Notes for an equal aggregate principal amount of Series 199_ Notes registered in the name of such nominee or nominees of DTC. During any such period, no person other than DTC or its nominee shall be entitled to receive from the Issuer or the Indenture Trustee either a Series 199_ Note or any other evidence of ownership of the Series 199_ Notes, or any right to receive any payment in respect thereof unless DTC or its nominee shall transfer record ownership of all or any portion of the Series 199_ Notes on the registration books maintained by the Indenture Trustee in connection with discontinuing the book-entry system.

           So long as the Series 199_ Notes or any portion thereof are registered in the name of DTC or any nominee thereof, the Issuer and the Indenture Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Series 199_ Notes registered in its name for the purposes of payment of the principal of or interest on the Series 199_ Notes, selecting the Series 199_ Notes or portions thereof to be prepaid, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Series 199_ Notes, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever, and neither the Issuer nor the Indenture Trustee shall be affected by any notice to the contrary. Neither the Issuer nor the Indenture Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership in the Series 199_ Notes under or through DTC or any such participant, or any other person not shown on the registration books of the Indenture Trustee as being a Holder, with respect to the Series 199_ Notes, the accuracy of any records maintained by DTC or any such participant, the payment by DTC or any such participant of any amount in respect of the principal of or interest on the Series 199_ Notes, any notice which is permitted or required to be given to Holders under this Indenture, the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Series 199_ Notes or any consent given or other action taken by DTC as Holder.

           The book-entry system for registration of the ownership of the Series 199_ Notes may be discontinued at any time if DTC determines to resign as securities depository for the Series 199_ Notes or the Indenture Trustee determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Holders. In either of such events (unless in the case of a determination by the Indenture Trustee, the Indenture Trustee, at the direction of the Issuer, appoints a successor securities depository), the Series 199_ Notes shall be delivered in registered certificate form to such persons, and in such principal amounts (and in Authorized Denominations), as may be designated by DTC, but without any liability on the part of the Issuer or the Indenture Trustee for the accuracy of such designation. Whenever DTC requests the Issuer and the Indenture Trustee to do so, the Issuer and the Indenture Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Series 199_ Notes.

           In the event of the discontinuance of the book-entry system as provided herein, a replacement certificate for this Series 199_ Note may be issued in accordance with the Indenture and such procedures as the Issuer and the Indenture Trustee shall deem appropriate.

           Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the registered owner of this Series 199_ Note, by acceptance hereof, hereby assents and agrees, for definitions of terms, the descriptions of and the nature and extent of the security for the Series 199_ Notes, the education loan purchase program being financed by the issuance of the Series 199_ Notes, the revenues and other assets pledged to the payment of the principal of and interest on the Series 199_ Notes, the nature and extent and manner of enforcement of the pledge, the conditions upon which the Indenture may be amended or supplemented with or without the consent of the registered owners of the Series 199_ Notes, the rights and remedies of the registered owners of the Series 199_ Notes, including the limitations therein contained upon the right of a registered owner to institute any suit, action or proceeding in equity or at law with respect hereto and thereto, the rights, duties and obligations of the Issuer and the Indenture Trustee thereunder, the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 199_ Note, this Series 199_ Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder, and for the other terms and provisions thereof.

           The unpaid principal amount hereof from time to time outstanding shall bear interest at a variable interest rate determined by the Indenture Trustee and announced to the Issuer, as described in the Indenture. If the Indenture Trustee shall fail or refuse to determine the Interest Rate for any Class of Notes on any Rate Determination Date pursuant to the preceding sentence, the Interest Rate most recently determined for any Class of Notes shall remain in effect.

           In no event shall the Interest Rate on this Series 199_ Note exceed 18% per annum.

           The Series 199_ Notes shall be subject to optional purchase prepayment and mandatory principal distributions prior to the Maturity Date, upon the terms and conditions, at such times and according to such terms as are set forth in the Indenture.

           If an Event of Default as defined in the Indenture shall occur, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

           In any case where the date fixed for the payment of principal of or interest on this Series 199_ Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

           The Noteholder of this Series 199_ Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

           The transfer of this Series 199_ Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representatives in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Series 199_ Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate the deliver in exchange for this Series 199_ Note a new Series 199_ Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unpaid principal amount of this Series 199_ Note and bearing the same interest as this Series 199_ Note.

           It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 199_A Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law.

           This Series 199_ Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Authenticating Agent.

           This Series 199_A Note shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth.

           Fleet National Bank acts solely as Owner Trustee and not in its individual capacity and no trustee, shareholder, officer, employee or agent of Fleet National Bank shall be held personally liable in connection with the affairs of the Trust.

           IN WITNESS WHEREOF, NELLIE MAE EDUCATION LOAN TRUST has caused this Series 199_ Note to be executed in its name and on its behalf by the manual or facsimile signature of an Authorized Officer and its seal, or facsimile thereof, to be affixed, imprinted, engraved or otherwise reproduced hereon as of the date shown above.

                                           NELLIE MAE EDUCATION LOAN TRUST

                                           By:  Fleet National Bank, not in its
                                                individual capacity but solely
                                                as Owner Trustee
Attest:

By: ____________________________           By:  _______________________________
      Name:                                     Name:
      Title:                                    Title:

              (INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

This Note is one of the Series 1996-_ Notes designated in and issued under the provisions of the within mentioned Indenture.

                                            State Street Bank and Trust Company,
                                            as Indenture Trustee



                                            By:_________________________________
                                                     Responsible Officer


Date of Authentication:  _________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OR ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


_______________________________________________________________________________
the within Series 1996- Note, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________Attorney to transfer said Series 1996- Note on the books of the Note Registrar, with full power of substitution in the premises.

Dated:
                                                     __________________________*
                                                     Signature Guaranteed:


                                                     __________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Series 1996- Note in every particular, without alteration, enlargement or any change whatever.


                      [END OF FORM OF SERIES 1996-  NOTE]

                                                                       EXHIBIT C

                        CERTIFICATE AS TO FINANCED LOANS

State Street Bank and Trust Company, as Indenture Trustee under the Trust Indenture identified below
Corporate Trust Division

         Re:      Nellie Mae Education Loan Trust Asset-Backed Notes, Series
                  1996-A

         This Certificate as to the Financed Loans is submitted pursuant to the provisions of Section 4.3 of the Master Trust Indenture dated as of ___________, 1996 (the "Indenture") between Nellie Mae Education Loan Trust (the "Trust") and State Street Bank and Trust Company, as Indenture Trustee and Section 4.2 of the First Terms Supplement between the Trust and the Indenture Trustee dated as of __________, 1996. All capitalized terms used in this certificate and not otherwise defined are used herein as defined in the Indenture.

         In your capacity as Indenture Trustee, you are hereby authorized and requested to disburse to the Trust the sum of $_______________ in connection with the financing or refinancing of Financed Loans. With respect to such financing or refinancing, the Trust hereby certifies as follows:

         1. Each Financed Loan is a Loan authorized by the Indenture to be so financed or refinanced.

         2. You have been provided with evidence that Uniform Commercial Code financing statements with respect to the Financed Loans have been or will be promptly filed in such place or places required to perfect the security interest of the Indenture Trustee in the Financed Loans.

         3. The Custodian, as agent for the Indenture Trustee pursuant to the Custody Agreement, has possession of the promissory notes evidencing the Financed Loans.

         4. The Guaranty Agreements are in effect with respect to certain Financed Loans, and the Trust is not in default in the performance of any of its covenants and agreements made in the Guaranty Agreements, and, to the best of its knowledge, neither Guarantor is in default under any of its covenants and agreements made in the applicable Guaranty Agreement.

         5. The undersigned, as an Authorized Officer of the Trust, is authorized to sign and submit this Certificate on behalf of the Trust.

         WITNESS my hand this_____day of_______________, 1996.

                                            NELLIE MAE EDUCATION LOAN TRUST

                                            By: Fleet National Bank,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                            By:
                                                  Responsible Officer

                                                                       EXHIBIT D

                          [FORM OF MONTHLY STATEMENTS]




                                      D-1